UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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RMB INVESTORS TRUST

(Name of Registrant as Specified In Its Charter)

____________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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RMB INVESTORS TRUST

(formerly Burnham Investors Trust)

115 LaSalle Street, 34th Floor,

Chicago, IL 60603

1-800-462-2392

[DATE], 2016

Dear Shareholder:

We are pleased to invite you to a Special Meeting of Shareholders (together with any adjournments or postponements thereof, the “Shareholder Meeting”) of RMB Investors Trust (formerly Burnham Investors Trust) (the “Trust”) to be held at 115 LaSalle Street, 34th Floor, Chicago, IL 60603 on [September 15, 2016] at [1:00] PM, Central time. At the Shareholder Meeting, you will be asked to vote on the following important proposals (the “Proposals”):

•	Approval of a new investment advisory agreement between the Trust on behalf of each of its series, the RMB Fund (formerly Burnham Fund), the RMB Mendon Financial Long/Short Fund (formerly Burnham Financial Long/Short Fund, the “Financial Long/Short Fund”), and the RMB Mendon Financial Services Fund (formerly Burnham Financial Services Fund, the “Financial Services Fund”) and RMB Capital Management, LLC (“RMB” or the “Adviser”);

•	Approval of a new sub-advisory agreement between RMB and Mendon Capital Advisors Corp. (“Mendon”) for investment management services to be provided to the Financial Services Fund and the Financial Long/Short Fund; and

•	To elect two trustees, each of whom is considered “Independent,” to the Trust’s Board of Trustees.

This Proxy Statement contains information about the Proposals and the materials to use when voting by mail, telephone, or through the Internet.

Your Board of Trustees has reviewed each matter carefully and unanimously recommends that you vote “FOR” each of the Proposals.

The enclosed Q&A is provided to assist you in understanding the Proposals. Each of the Proposals is described in greater detail in the Proxy Statement.

Please read the enclosed materials and cast your vote by mail using the enclosed proxy card(s), by telephone or via the Internet. Your vote is extremely important, no matter how large or small your holdings may be.

The Trust is using AST Fund Solutions, LLC, a professional proxy solicitation firm, to assist shareholders in the voting process. If you have any questions regarding the proposals or need assistance in completing your proxy card, please contact our proxy solicitor, toll-free at 1-800-761-6523.

Thank you for your time in considering these important Proposals and for your continuing investment and support of RMB Investors Trust (formerly Burnham Investors Trust).

Sincerely,

Margaret M. Eisen
Chair, Board of Trustees

IMPORTANT INFORMATION
FOR FUND SHAREHOLDERS

While we encourage you to read the full text of the enclosed Proxy Statement, for your convenience, we have provided a brief overview of the matters affecting RMB Investors Trust (formerly Burnham Investors Trust) (the “Trust”) and its series, the RMB Fund (formerly Burnham Fund), the RMB Mendon Financial Services Fund (formerly Burnham Financial Services Fund, the “Financial Services Fund”) and the RMB Mendon Financial Long/Short Fund (formerly Burnham Financial Long/Short Fund, the “Financial Long/Short Fund”) (each, a “Fund,” and together, the “Funds”), that require a shareholder vote. The Financial Services Fund and the Financial Long/Short Fund are referred to collectively as the Mendon Funds.

Q.	Why am I receiving this proxy statement?

A.	At an in-person meeting held on June 8, 2016, the Trustees of the Board of Trustees (the “Board”) of the Trust, none of whom is an ‘‘interested person’’ as defined in the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’), unanimously voted to approve a new investment advisory agreement between the Trust, on behalf of each Fund, and RMB Capital Management, LLC (“RMB” or “Adviser”) (the ‘‘New Advisory Agreement’’), and also approved a new sub-advisory agreement between RMB and Mendon Capital Advisors Corp. (“Mendon” or the “Sub-Adviser”) for RMB Financial Services Fund and RMB Financial Long/Short Fund (the ‘‘New Sub-Advisory Agreement’’ and, together with the New Advisory Agreement, the ‘‘New Agreements’’). Before the New Agreements can take effect, shareholders must vote to approve the New Agreements. Accordingly, this proxy statement is being provided to shareholders to solicit approval of the New Agreements as well as the election of two Trustees who currently serve on the Board, but who have not previously been elected by shareholders.

Previously, at an in-person meeting held on May 19, 2016, the Board unanimously voted not to renew the Trust’s investment advisory agreement (the “Current Advisory Agreement”) with Burnham Asset Management Corporation (“Burnham”), which expired by its terms on June 30, 2016. The expiry of the Current Advisory Agreement also has the effect of terminating the sub-advisory agreements (“Current Sub-Advisory Agreements”) (together with the Current Advisory Agreement, the “Current Agreements”), covering the Mendon Funds, among the Trust, Burnham and Mendon Capital Advisors Corp. (“Mendon” or the “Sub-Adviser”).

In order to ensure the continued management of the Funds’ assets following the expiration of the Current Agreements, at a meeting held on May 30, 2016, the Board unanimously voted to approve an interim advisory agreement between the Trust and RMB Capital Management, LLC (“RMB” or “Adviser”) for each of the Funds (the ‘‘Interim Advisory Agreement’’) and an interim sub-advisory agreement between RMB and Mendon for the Mendon Funds (“Interim Sub-Advisory Agreement” and together with the Interim Advisory Agreement, the ‘‘Interim Agreements’’). The Interim Agreements took effect on July 1, 2016 (the ‘‘Interim Agreement Effective Date’’) and will remain effective until the earlier of 150 days from the Interim Agreement Effective Date (November 28, 2016) or the date upon which shareholders approve the New Agreements (as defined below).

Anton Schutz remains the portfolio manager of both Mendon Funds. Mr. Schutz is the President and Chief Investment Officer of Mendon. Todd Griesbach from RMB became the portfolio manager of the RMB Fund (formerly Burnham Fund). There were no changes to the investment objectives of the Funds and no material changes to the day-to-day management and operations of the Funds are expedited.

The Board unanimously recommends that you vote FOR the approval of the New Agreements and FOR the election of the two Trustees.

Q.	Why has the Board determined to change investment advisers?

The Board determined that it was in the best interests of the Funds and their shareholders to appoint RMB to replace Burnham as investment adviser to the Funds based on a full review of factors it considered relevant, in particular (i) the fact that RMB already had a successful business relationship with Mendon and would continue to retain Mendon as the sub-adviser for the Mendon Funds; (ii) assurances from RMB that it would manage the RMB Fund (formerly Burnham Fund) in accordance with its investment objectives and policies as disclosed to shareholders and would employ an experienced portfolio manager in managing the Fund; and (iii) RMB’s strong financial position and excellent compliance record. For a discussion of the factors considered by the Board, see below under “Board Approval and Recommendation of the Proposals.”

The Board determined that replacement of Burnham as investment adviser was in the best interests of the Funds and their shareholders because of the Board’s concerns with respect to, among other matters, Burnham’s financial condition, regulatory matters related to affiliated persons of Burnham, and the succession planning for Jon M. Burnham, the portfolio manager for the RMB Fund (formerly Burnham Fund). Each of these matters is discussed below under “Board Approval and Recommendation of the Proposals—Non-renewal of the Current Agreements.”

Q.	Why are the New Agreements being voted on?

A.	Under the 1940 Act, a fund’s shareholders must approve any new investment advisory agreement for the fund. Therefore, each Fund’s shareholders must approve the relevant New Agreement in order for RMB to serve as adviser to the Funds and for Mendon to continue to serve as sub-adviser to the Mendon Funds, as applicable. The Board has considered and approved the calling of a special meeting of shareholders (together with any adjournments or postponements thereof, the “Shareholder Meeting”) and solicitation of proxies, for shareholders of the Funds to consider and vote on approval of the New Agreements.

Q.	Who is RMB?

A.	RMB is an independent diversified financial services firm with approximately $4.5 billion in assets under management, as of May 31, 2016, that provides advisory and investment services to individuals, institutions, and employers, utilizing both internally and externally managed investment products. RMB has offices located throughout the United States. It is expected that RMB will provide a sophisticated platform for the management of the Funds and that the Funds will benefit from the resources and experience of RMB’s professional staff. RMB manages a number of diverse investment strategies including managed accounts and privately offered funds. RMB currently performs certain administrative services for Mendon and in 2014 partnered with Mendon to advise a private fund structure that employs an investment strategy similar to that of the RMB Mendon Financial Long/Short Fund.

RMB has over 115 employees across three primary business units: asset management, wealth management and business operations. Asset management services include proprietary equity, fixed income and alternative investment strategies run by highly experienced portfolio managers. These strategies are offered to RMB’s wealth management clients, family offices, institutional clients and consultants. Asset management services also include oversight of an investment platform utilized by clients that includes both internally and externally managed investment offerings. Wealth management provides holistic financial planning services as well as asset allocation recommendations and investment implementation. RMB’s robust business operations unit oversees the day-to-day administration of account maintenance, trading, compliance and other operational oversight.

Q.	What is RMB’s experience in managing large cap funds such as the RMB Fund (formerly Burnham Fund)?

A.	RMB’s experience in managing large cap products dates back to the inception of the firm. RMB has managed an all cap core equity strategy and a large cap focused dividend growth strategy since the firm’s inception on April 1, 2005. Prior to becoming the investment adviser to the Funds, RMB managed $546 million in large cap strategy assets.

Q.	Will Anton Schutz continue as the portfolio manager for the Mendon Funds?

A.	Yes. Anton Schutz will continue to serve as the portfolio manager of the Mendon Funds. Mr. Schutz is the President and Chief Investment Officer of Mendon.

Q.	Who will serve as the portfolio manager of the RMB Fund (formerly Burnham Fund)?

A.	Todd Griesbach from RMB will become the portfolio manager of the RMB Fund (formerly Burnham Fund). Mr. Griesbach has 19 years of experience managing large cap stock portfolios such as the RMB Fund (formerly Burnham Fund). Prior to joining RMB, Mr. Griesbach was an equity analyst at Columbia Wanger Asset Management and Ariel Investments. He holds a B.B.A. in Accounting and Finance and a M.S. in Finance from the University of Wisconsin-Madison. He is also a Chartered Financial Analyst. Jon Burnham, the prior portfolio manager of the RMB Fund (formerly Burnham Fund) will act as a special advisor and consultant to RMB throughout the remainder of 2016.

Q.	How will the New Agreements affect the Funds?

A.	The Funds and their respective investment objectives and policies will not change as a result of the New Agreements. You will still own the same number of shares in the same Fund(s) and the value of your investment will not change as a result of the change of the Funds’ investment adviser from Burnham to RMB. The New Agreements contain substantially similar terms and conditions, and an identical fee structure, as the Current Agreements, and are discussed in more detail in the enclosed Proxy Statement.

Q.	Will the investment advisory fee rates be the same upon approval of the New Agreements?

A.	Yes. The investment advisory fee rate and sub-advisory fee rate applicable to each Fund under the New Agreements will be the same as under the Current Agreements.

Q.	What will happen after the Interim Agreement Effective Date until such time as the shareholders vote to approve the New Agreements at the Shareholder Meeting?

A.	Rule 15a-4 under the 1940 Act permits the Board to appoint an advisor on an interim basis without shareholders’ prior approval of the interim investment advisory agreement if the new advisor agrees to provide such services on substantially the same terms as the prior advisor under the prior advisory agreement. A new adviser may act on such an interim basis for a period of 150 days.

At a meeting held on May 30, 2016, the Board unanimously voted to approve the Interim Advisory Agreement between the Trust and RMB and an Interim Sub-Advisory Agreement between RMB and Mendon for Mendon Funds. The terms of the Interim Agreements are the same as those of the Current Agreements, except for certain provisions that are required by law and the date and term of the agreement. The provisions required by law include a requirement that fees payable under the Interim Agreements be paid into an escrow account.

Under the Interim Agreements, which took effect on the Interim Agreement Effective Date, RMB will serve as the investment adviser to the Funds and the Mendon Funds will continue to be sub-advised by Mendon. Todd Griesbach from RMB became the portfolio manager of the RMB Fund (formerly Burnham Fund) and Anton Schutz will continue to serve as the portfolio manager for the Mendon Funds. The Interim Agreements are not required to be approved by the shareholders of a Fund and will continue in effect as to each Fund for 150 days following the Interim Agreement Effective Date, unless terminated sooner by the Board, RMB or Mendon, or until the applicable New Agreement is approved by the shareholders of the Fund.

Q.	What will happen if shareholders do not approve the New Agreements?

A.	RMB and Mendon, as applicable, will provide investment management services to the Funds for up to 150 days following the Interim Agreement Effective Date under the Interim Agreements (November 28, 2016). If the relevant New Agreement for a Fund is not approved within 150 days following the Interim Agreement Effective Date, RMB and Mendon (as applicable) will no longer provide advisory services to the Fund, unless an extension of the 150-day period is permitted by a rule or interpretive position of the staff of the U.S. Securities and Exchange Commission (“SEC”). If any New Agreement is not approved with respect to any Fund within the 150-day period, only the lesser of the costs incurred (plus interest) or the amount in the escrow account (including interest) will be paid to RMB or Mendon, as applicable. The Board of Trustees in such case will consider other alternatives and make such arrangements for the management of such Fund’s investments as it deems appropriate and in the best interests of the Fund, including (without limitation) the recommendation of one or more other advisers and/or sub-advisers, subject to approval by Fund shareholders, or the liquidation of that Fund.

Q.	What other changes have occurred as a result of the expiry of the Current Agreements?

A.	With the expiration of the Current Agreements on June 30, 2016, the fund administration agreement between Burnham and the Trust also terminated. The Board has approved a new fund administration agreement between UMB Fund Services, Inc. (“UMB”) and the Trust effective as of July 1, 2016. As UMB served as the sub-administrator to Burnham, the appointment of UMB is expected to have a minimal impact on operations and is expected to result in cost savings to shareholders.

Q.	Who are the nominees to be elected Trustees?

A.	You are being asked to elect two Trustees to serve on the Board: Peter Borish and Robert Sabelhaus (the “Nominees”). Messrs. Borish and Sabelhaus are currently Trustees of the Trust and have served in that capacity since they were appointed to the Board in 2015. Messrs. Borish and Sabelhaus were unanimously approved by the Board to stand for election. There are currently four Trustees on the Board. Each of the other current Trustees and Messrs. Borish and Sabelhaus are considered “independent,” meaning that they are not affiliated with RMB, the Funds’ adviser, or its related entities (an “Independent Trustee”).

Q.	Why am I being asked to elect Trustees?

A.	The shareholders of each Fund, and of the Trust as a whole, are being asked to elect the Nominees to the Board. Shareholders last elected trustees to the Board at a meeting held in April 2013. Since that time, two trustees have resigned from the Board and Messrs. Borish and Sabelhaus were appointed by the remaining Independent Trustees. The Board is authorized to appoint successors for retiring trustees as long as, at all times, no less than two-thirds of the trustees on the Board have been elected by shareholders. You are being asked to elect the Nominees to provide the Board with flexibility going forward to replace trustees as needed without the time and expense of unnecessary proxy solicitations.

Information about the Nominees, including age, principal occupations during the past five years, and other information, such as the Nominees’ experience, qualifications, attributes, or skills, is set forth in the Proxy Statement.

Q.	How does the Trust’s Board of Trustees recommend that I vote?

A.	The Trust’s Board of Trustees unanimously recommends that you vote FOR the New Agreements and FOR the election of each Nominee. The reasons for the Board of Trustees’ recommendation are discussed in more detail in the enclosed Proxy Statement under “Board Approval and Recommendation of the Proposals.”

Q.	When and where will the Shareholder Meeting be held?

A.	The Shareholder Meeting will be held at the offices of the Trust, 115 LaSalle Street, 34th Floor, Chicago, IL 60603 on [September 15, 2016], at [1:00] PM Central time.

Q.	Will the Funds pay for the proxy solicitation and related legal costs?

A.	No. RMB has agreed to bear these costs.

Q.	Do I have to attend the Shareholder Meeting in order to vote my shares?

A.	No. You can simply mail in the enclosed proxy card(s) or use the telephone or Internet procedures for voting your shares as set forth below.

Q.	How can I vote my shares?

•	You may choose from one of the following options, as described in more detail on the enclosed proxy card(s):

•	By mail, using the enclosed proxy card(s) and return envelope;

•	By telephone, using the toll free number on the enclosed proxy card(s);

•	Through the Internet, using the website address on the enclosed proxy card(s); or

•	In person at the Shareholder Meeting.

Q.	Whom should I contact for additional information or if I have any questions about the enclosed Proxy Statement?

A.	Please contact our proxy solicitor, AST Fund Solutions, LLC, toll free, at 1-800-761-6523.

RMB INVESTORS TRUST

(formerly Burnham Investors Trust)

115 LaSalle Street, 34th Floor,

Chicago, IL 60603

________________________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

________________________

Notice is hereby given that a Special Meeting of Shareholders (together with any adjournments or postponements thereof, the “Shareholder Meeting”) of RMB Investors Trust (formerly Burnham Investors Trust) (the “Trust”) will be held at the Trust’s offices at 115 LaSalle Street, 34th Floor, Chicago, IL 60603 on [September 15, 2016], at [1:00] PM, Central time, for the following purposes and to transact such other business, if any, as may properly come before the Shareholder Meeting:

Proposal 1: Approval of a new investment advisory agreement between the Trust, on behalf of each of its series, the RMB Fund (formerly Burnham Fund), the RMB Mendon Financial Services Fund (formerly Burnham Financial Services Fund) and the RMB Mendon Financial Long/Short Fund (formerly Burnham Financial Long/Short Fund) (each, a “Fund”), and RMB Capital Management, LLC (“RMB” or the “Adviser”).

Proposal 2: Approval of a new sub-advisory agreement between RMB and Mendon Capital Advisors Corp. for investment management services to be provided to RMB Mendon Financial Services Fund and RMB Mendon Financial Long/Short Fund.

Proposal 3: Election of two Trustees to the Board.

The Trust’s Board of Trustees unanimously recommends that shareholders vote FOR each of these proposals (the “Proposals”).

Holders of record of shares of each Fund at the close of business on June 24, 2016 are entitled to vote at the Shareholder Meeting and at any adjournments or postponements thereof with respect to the Proposals affecting their Fund(s). Shareholders are entitled to one vote for each share held and each fractional share is entitled to a proportionate fractional vote.

By Order of the Board of Trustees,

Margaret M. Eisen
Chair, Board of Trustees

IMPORTANT — WE NEED YOUR PROXY VOTE IMMEDIATELY

A shareholder may think that his or her vote is not important, but it is vital. We urge you to vote, sign and date the enclosed proxy card and return it in the enclosed envelope which requires no postage if mailed in the United States (or to take advantage of the telephonic or Internet voting procedures described on the proxy card). Your prompt return of the enclosed proxy card (or your voting by other available means) may save the necessity of further solicitations. If you wish to attend the Shareholder Meeting and vote your shares in person at that time, you will still be able to do so.

Important Notice Regarding Availability of Proxy Statement for the Shareholder Meeting to be held on [September 15, 2016]. This Proxy Statement is available on the Internet at [].

TABLE OF CONTENTS

Pages 3-7	Proposal 1 — Approval of New Investment Advisory Agreement — All Funds
Pages 8-10	Proposal 2 — Approval of New Sub-Advisory Agreement — the RMB Mendon Financial Services Fund and the RMB Mendon Financial Long/Short Fund
Pages 10-15	Board Approval and Recommendation of the Proposals
1. Proposal 1—Decision to Approve the New Advisory Agreement
2. Proposal 2—Decision to Approve the New Sub-Advisory Agreements
3. Non-renewal of the Current Agreements.
Pages 16-22	Proposal 3 — Election of Trustees
Pages 23-28	Additional Information
Exhibit A	Form of New Investment Advisory Agreement
Exhibit B	Form of New Sub-Advisory Agreement
Exhibit C	Nominating Committee Charter
Exhibit D	Audit Committee Charter

i

RMB INVESTORS TRUST

(formerly Burnham Investors Trust)

115 LaSalle Street, 34th Floor,

Chicago, IL 60603

________________________

PROXY STATEMENT

________________________

This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees of RMB Investors Trust (formerly Burnham Investors Trust) (the “Trust”) for use at a Special Meeting of Shareholders (together with any adjournments or postponements thereof, the “Shareholder Meeting”) of the RMB Fund (formerly Burnham Fund), the RMB Mendon Financial Services Fund (formerly Burnham Financial Services Fund, the “Financial Services Fund”) and the RMB Mendon Financial Long/Short Fund (formerly Burnham Financial Long/Short Fund, the “Financial Long/Short Fund”) (each a “Fund,” and together, the “Funds”) to be held on [September 15, 2016, at [1:00] PM, Central Time, at 115 LaSalle Street, 34th Floor, Chicago, IL 60603]. The Trust is an open-end management investment company, organized as a Delaware statutory trust, and each Fund is a separate investment portfolio, or series, of the Trust. As used in this Proxy Statement, each Fund’s shares are referred to as “Shares” and the Financial Services Fund and the Financial Long/Short Fund are referred to collectively as the “Mendon Funds.”

This Proxy Statement and the enclosed proxy card(s) are expected to be distributed to shareholders on or about [DATE], 2016, or as soon as practicable thereafter. The solicitation of proxies will occur principally by mail, but proxies may also be solicited by telephone, facsimile, Internet or personal interview.

The cost of preparing, printing and mailing the enclosed proxy card and this Proxy Statement, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone, facsimile or Internet or personal interview, will be paid by RMB Capital Management, LLC (“RMB”).

The Trustees have fixed the close of business on June 24, 2016 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Shareholder Meeting and any adjournment or postponement thereof (the “Record Date”). As of the Record Date, there were, [•], [•] and [•] issued and outstanding Shares of the RMB Fund (formerly Burnham Fund), the Financial Services Fund and the Financial Long/Short Fund, respectively.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON SEPTEMBER 15, 2016: THE NOTICE OF MEETING, PROXY STATEMENT AND PROXY CARD ARE AVAILABLE AT [].

Copies of each Fund’s most Recent Annual And Semi-Annual Reports, Including Financial Statements, Have Previously Been Mailed To Shareholders. The Trust Will Furnish To Any Shareholder Upon Request, Without Charge, An Additional Copy Of Any Fund’s Most Recent Annual Report And Subsequent Semi-Annual Report To Shareholders. Annual Reports And Semi-Annual Reports To Shareholders May Be Obtained By Writing To 115 LaSalle Street, 34th Floor, Chicago, Il 60603; Calling Toll-Free: 1-800-462-2392; Or By Visiting: http://rmbfunds.com.

A proxy card is enclosed with respect to the Shares you own in each Fund. If you return a properly executed proxy card, the Shares represented by it will be voted at the Shareholder Meeting in accordance with the instructions thereon. Each full Share is entitled to one vote as to any matter on which it is entitled to vote and each fractional Share to a proportionate fractional vote. If you do not expect to be present at the Shareholder Meeting and wish your Shares to be voted, please complete the enclosed proxy card and mail it in the enclosed reply envelope, or vote by telephone or the Internet as described on the proxy card.

The following table summarizes the proposals to be voted on at the Shareholder Meeting and indicates those shareholders that are being solicited with respect to each proposal. The shareholders of each Fund will vote together as a single class separately on each proposal pertaining to such Fund.

Proposal		Shareholders Solicited
		RMB Fund (formerly Burnham Fund)	Financial Services Fund	Financial Long/Short Fund

(1)	To approve a new investment advisory agreement between the Trust, on behalf of each Fund, and RMB Capital Management, LLC.	X	X	X

(2)	To approve a new sub-advisory agreement between RMB Capital Management, LLC and Mendon Capital Advisors Corp. for the Mendon Funds		X	X

(3)	To elect two Trustees	X	X	X

Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Trust a written notice of revocation, by the execution of a later-dated proxy, or by attending the Shareholder Meeting and voting in person.

2

PROPOSAL 1
APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

The Trust’s Board of Trustees unanimously recommends that shareholders of each Fund vote FOR the approval of the new investment advisory agreement between the Trust, on behalf of each Fund, and RMB Capital Management, LLC (“RMB” or the “Adviser”).

At the Shareholder Meeting, shareholders of each Fund will be asked to approve a new investment advisory agreement (the “New Advisory Agreement”) between the Trust, on behalf of each Fund, and RMB. The New Advisory Agreement, which was most recently approved by the Board on June 8, 2016, contains substantially similar terms with respect to the services to be provided by RMB and the identical fee structure provided under the Funds’ existing investment management agreement with Burnham Asset Management Corporation (“Burnham”) (the “Current Advisory Agreement”). As discussed more fully below, approval of the New Advisory Agreement is necessary due to the proposed change of the Funds’ investment adviser from Burnham to RMB.

Background

The Trustees of the Board of Trustees (the “Board”) of RMB Investors Trust (formerly Burnham Investors Trust) (the “Trust”), none of whom is an ‘‘interested person’’ as defined in the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’), unanimously voted at an in-person meeting held on May 19, 2016 not to renew the Current Advisory Agreement, which expired by its terms on June 30, 2016. The expiry of the Current Advisory Agreement also has the effect of terminating the sub-advisory agreements (“Current Sub-Advisory Agreements”) (together with the Current Advisory Agreement, the “Current Agreements”), covering the Mendon Funds, among the Trust, Burnham and Mendon Capital Advisors Corp. (“Mendon” or the “Sub-Adviser”). Each of the Current Agreements was dated March 30, 2014 and was last approved by shareholders on December 11, 2015 in connection with a change of control of Burnham.

At an in-person meeting held on June 8, 2016, in accordance with Section 15 of the 1940 Act, which regulates investment companies such as the Funds, the Board unanimously voted to appoint RMB to serve as the investment adviser to the Funds and to appoint Mendon to continue to serve as the sub-adviser to the Mendon Funds, effective on the earlier of July 1, 2016 or upon the termination of the Current Advisory Agreement (“Interim Agreement Effective Date”). The Board also unanimously approved the terms of an investment advisory agreement between the Trust, on behalf of each Fund, and RMB (the “New Advisory Agreement”), and a sub-advisory agreement between RMB and Mendon for the Mendon Funds (the “New Sub-Advisory Agreement” and, together with the New Advisory Agreement, the “New Agreements”), in each case subject to the approval of the shareholders of such Funds.

The Shareholder Meeting will not occur until after the Interim Agreement Effective Date. Accordingly, to avoid disruption of the Funds’ investment management program, on May 30, 2016, the Board approved an interim investment advisory agreement between the Trust and RMB, with respect to each Fund (“Interim Advisory Agreement”) and an interim sub-advisory agreement between RMB and Mendon, with respect to the Mendon Funds (the “Interim Sub-Advisory Agreement” and, together with the Interim Advisory Agreement, the “Interim Agreements”). The Interim Agreements were approved pursuant to Rule 15a-4 under the 1940 Act, which allows an adviser to provide investment management services pursuant to an interim advisory agreement for up to 150 days while a fund seeks shareholder approval of a new investment advisory agreement, subject to certain conditions.

3

The Interim Agreements became effective with respect to the Funds on July 1, 2016. If the relevant New Agreement for a Fund is not approved within 150 days following the Interim Agreement Effective Date, RMB and Mendon (as applicable) will no longer provide advisory services to the Fund, unless an extension of the 150-day period is permitted by a rule or interpretive position of the SEC staff. The Board in such case will consider other alternatives and make such arrangements for the management of the Fund’s investments as it deems appropriate and in the best interests of the Fund, including (without limitation) the recommendation of one or more other advisers and/or sub-advisers, subject to approval by Fund shareholders, or the liquidation of that Fund.

Under the Interim Agreements, the advisory and sub-advisory fees earned by RMB and Mendon, respectively, during the interim period will be held in an interest-bearing escrow account. Fees that are paid to the escrow account, including interest earned, will be paid to RMB, if Fund shareholders approve the New Advisory Agreement with respect to a Fund, and to Mendon, if shareholders approve the New Sub-Advisory Agreement with respect to the Mendon Funds, as applicable, in each case within 150 days of the Interim Agreement Effective Date. If shareholders of a Fund do not approve the New Advisory Agreement or New Sub-Advisory Agreement, as applicable, within 150 days of the Interim Agreement Effective Date, then with respect to that Fund, RMB and Mendon will be paid the lesser of: (i) any costs incurred in performing its respective duties under an Interim Agreement, plus interest earned on the amount while in escrow; or (ii) the total amount in the escrow account related to its interim services, plus interest if earned.

The form of the New Advisory Agreement is attached hereto as Exhibit A. The terms of the New Advisory Agreement are substantially similar to the terms of the Current Advisory Agreement with respect to services to be provided by RMB, and the New Advisory Agreement has a fee structure identical to the Current Advisory Agreement. The material terms of the New Advisory Agreement and Current Advisory Agreement are compared below in “Summary of the New Advisory Agreement and Current Advisory Agreement.”

Anton Schutz remains the portfolio manager of both Mendon Funds under the New Sub-Advisory Agreement. Mr. Schutz is the President and Chief Investment Officer of Mendon. Todd Griesbach from RMB became the portfolio manager of the RMB Fund (formerly Burnham Fund). The change in investment adviser from Burnham to RMB did not result in any changes to the investment objectives of the Funds and is not expected to result in material changes to the day-to-day management and operations of the Funds.

The Board determined not to renew the Current Agreements with Burnham and to enter into the New Agreements with RMB because of concerns with respect to, among other matters, Burnham’s financial condition, regulatory matters related to affiliated persons of Burnham, and the succession planning for Jon M. Burnham, the portfolio manager for the RMB Fund (formerly Burnham Fund). Each of these matters is discussed below under “Board Approval and Recommendation of the Proposals—Non-renewal of the Current Agreements.” For a discussion of the factors considered by the Board in selecting RMB as the investment adviser to the Funds, see below under “Board Approval and Recommendation of the Proposals.”

Compensation Paid to the Adviser

Under the New Advisory Agreement, RMB will be entitled to receive a monthly advisory fee computed at the following annual rates of each Fund’s average daily net assets in return for the services provided by RMB as investment adviser to that Fund. The advisory fee is identical to the advisory fee payable under the Current Advisory Agreement.

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RMB Fund (formerly Burnham Fund)	0.60%
RMB Mendon Financial Long/Short Fund	0.90%*
RMB Mendon Financial Services Fund	0.75%

For the fiscal year ended December 31, 2015, the Funds paid Burnham the following fees pursuant to the Current Advisory Agreement, after application of any expense limitation agreement:

RMB Fund (formerly Burnham Fund)	$0.60
RMB Mendon Financial Long/Short Fund	$1.00
RMB Mendon Financial Services Fund	$0.85

*	The RMB Mendon Financial Long/Short Fund pays a management fee consisting of a basic annual fee of 0.90% of the Fund’s average daily net assets and a performance adjustment based on a rolling 36-month period, resulting in a minimum fee of 0.80% and a maximum fee of 1.00%.

Information about the Adviser

RMB is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). RMB is an independent diversified financial services firm with approximately $4.5 billion in assets under management, as of May 31, 2016, that provides advisory and investment services to individuals, institutions, and employers, utilizing both internally and externally managed investment products. RMB currently performs certain administrative services for Mendon and in 2014 partnered with Mendon to advise a private fund structure that employs an investment strategy similar to that of the RMB Mendon Financial Long/Short Fund. The Adviser’s principal office is located at 115 LaSalle Street, 34th Floor, Chicago, IL 60603.

Summary of the New Advisory Agreement and the Current Advisory Agreement

A copy of the New Advisory Agreement is attached to this Proxy Statement as Exhibit A. The following description is only a summary. You should refer to Exhibit A for the New Advisory Agreement, and the description set forth in this Proxy Statement of the New Advisory Agreement is qualified in its entirety by reference to Exhibit A. Under the New Advisory Agreement, RMB will provide investment advisory services to the Funds for the same fee each Fund was obligated to pay under the Current Advisory Agreement, and under terms that are substantially similar to the Current Advisory Agreement, except:

•	the New Advisory Agreement includes a mutual indemnity provision for the benefit of the Adviser and the Trust, subject to the limitations under the Investment Company Act of 1940, as amended, and the Investment Advisers Act of 1940, as amended, as applicable;

•	the New Advisory Agreement provides that there are no intended third party beneficiaries and that the exclusive jurisdiction of any action, suit or proceeding arising out of or relating to the New Advisory Agreement is the federal and state courts residing in New York, New York; and

•	the New Advisory Agreement includes additional provisions relating to compliance, cyber security and disaster recovery and requires the Adviser to notify the Trust of certain adverse changes.

Advisory Services. Both the New Advisory Agreement and Current Advisory Agreements (the “Advisory Agreements”) state that, subject to the control and direction of the Board, the adviser thereunder will provide such investment management services and advice to the Funds as are set forth in the agreement. Both Advisory Agreements provide that the investment adviser thereunder will manage the investment and reinvestment of the Funds’ assets consistent with the investment objectives and policies of each Fund as set forth in the Fund’s prospectus and statement of additional information. The Advisory Agreements also both provide that as part of the services the adviser thereunder will, among other things: (i) determine what securities shall be purchased for the Funds and what securities shall be held or sold; (ii) submit such reports as the Board may reasonably request; and (iii) place orders for the purchase or sale of portfolio securities for the Funds’ account with brokers or dealers selected by such adviser.

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Management Fees. The New Advisory Agreement and Current Advisory Agreement contain an identical fee structure as detailed above under “Compensation Paid to the Adviser.” In addition, RMB has entered into an expense limitation agreement with respect to each Fund. Under the agreement, RMB has agreed to continue the expense limitations for each Fund through June 30, 2018 under the same term as Burnham’s expense limitation agreement. Accordingly, RMB has agreed to waive all or a portion of its management fees and to reimburse certain expenses, to the extent required to reduce “Total Annual Fund Operating Expenses” for each class of the RMB Fund (formerly Burnham Fund) and RMB Mendon Financial Services Fund as set forth below. In addition, RMB has agreed to limit the “Other Expenses” of each class of shares of the RMB Mendon Financial Long/Short Fund as set forth below.

Expense Limits	Class A	Class C	Class I
RMB Fund (formerly Burnham Fund)	1.59%	2.34%	N/A
RMB Mendon Financial Services Fund	1.80%	2.55%	N/A
RMB Mendon Financial Long/Short Fund*	0.65%	0.65%	0.65%

* Because the advisory fees for the RMB Mendon Financial Long/Short Fund may vary between 0.80% and 1.00%, depending on performance, the Fund’s total net operating expenses will vary accordingly, after giving effect to the expense limitation.

Pursuant to RMB’s expense limitation agreement, any waivers and reimbursements made by the Adviser to the Fund are subject to recoupment by the Adviser within three years provided the Fund is able to effect repayment and remain in compliance with the expense limitation in effect currently or at the time the fees were waived or reimbursed. In accordance with the expense limitation agreement, the Adviser will not reimburse the Fund for certain expenses, such as interest, taxes, brokerage commissions, dealer spreads and other transaction costs, capitalized expenditures, acquired fund fees and expenses, short sale dividends, extraordinary expenses not incurred in the ordinary course of the fund’s business (i.e., litigation, indemnification) and any other costs and expenses approved by the Board. The expense limitation will terminate on April 30, 2017, unless it is renewed by all parties to the expense limitation agreement, the New Advisory Agreement is terminated, or the expense limitation agreement is otherwise terminated with the consent of the Fund. The expense limitation agreement may only be terminated during its term with approval of the Board.

Duration and Termination. The New Advisory Agreement will continue in effect through June 30, 2017 from the date of execution and shall thereafter continue in effect for successive annual periods, subject to annual approval by the Board as required by Section 15(c) of the 1940 Act. The Current Advisory Agreement provides that it will continue in effect for successive annual periods, subject to annual approval by the Board as required by Section 15(c) of the 1940 Act. Both the New Advisory Agreement and the Current Advisory Agreement may be terminated at any time, on sixty (60) days written notice, by the Trust (by vote of the Trust’s Board or by vote of a majority of the outstanding voting securities of the applicable Fund or Funds) without the payment of a penalty, or by the adviser thereunder at any time, without the payment of a penalty, upon sixty (60) days written notice. In addition, both the New Advisory Agreement and the Current Advisory Agreement will terminate automatically in the event of its “assignment,” as such term is defined in the 1940 Act.

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Limitation on Liability. The New Advisory Agreement and the Current Advisory Agreement contain identical provisions related to liability and provide that the adviser thereunder will be liable for any acts of omissions caused by its willful misfeasance, bad faith, or gross negligence in the performance of its duties or by its reckless disregard of its obligations under the Advisory Agreements.

THE TRUST’S BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU
VOTE FOR APPROVAL OF THE NEW ADVISORY AGREEMENT

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PROPOSAL 2

APPROVAL OF THE SUB-ADVISORY AGREEMENT

The Trust’s Board of Trustees unanimously recommends that shareholders of the RMB Mendon Financial Services Fund and RMB Mendon Financial Long/Short Fund vote FOR the approval of the New Sub-Advisory agreement between RMB and Mendon.

At the Shareholder Meeting, shareholders of the RMB Mendon Financial Services Fund (the “Financial Services Fund”) and the RMB Mendon Financial Long/Short Fund (the “Financial Long/Short Fund” and, together with the Financial Services Fund, the “Mendon Funds”) will be asked to approve a New Sub-Advisory Agreement for the Mendon Funds between RMB and Mendon. The New Sub-Advisory Agreement, which were most recently approved by the Board on June 8, 2015, contains substantially similar terms with respect to the services to be provided by Mendon and an identical fee structure as the applicable Current Sub-Advisory Agreements. Approval of the New Sub-Advisory Agreement is necessary because the Board of the Trust unanimously voted at an in-person meeting held on May 19, 2016 not to renew the Trust’s investment advisory agreement with Burnham, which expired by its terms on June 30, 2016. At a meeting held on June 8, 2016, the Board unanimously voted to approve the New Sub-Advisory Agreement. The New Sub-Advisory Agreement will continue the relationship of Mendon as sub-adviser to the Mendon Funds.

The form of the New Sub-Advisory Agreement is attached hereto as Exhibit B. The material terms of the New Sub-Advisory Agreement and applicable Current Sub-Advisory Agreement are compared below in “Summary of the New Sub-Advisory Agreement and Current Sub-Advisory Agreement.”

If the shareholders of either Mendon Fund do not approve the New Sub-Advisory Agreement within 150 days of the Interim Agreement Effective Date, as described above under Proposal 1 under the heading “Background,” then Mendon will cease to be the sub-adviser of such Mendon Fund, unless an extension of the 150-day period is permitted by a rule or interpretive position of the SEC staff. The Board in such case will consider other alternatives and make such arrangements for the management of such Mendon Fund’s investments as it deems appropriate and in the best interests of such Mendon Fund, including (without limitation) the recommendation of one or more sub-advisers, subject to approval by the Board and Fund shareholders, or the liquidation of such Mendon Fund.

The management and portfolio manager at Mendon will not change as a result of the New Sub-Advisory Agreement. Anton Schutz will remain the portfolio manager of each Mendon Fund. Mr. Schutz is the President and Chief Investment Officer of Mendon.

Compensation Paid to Mendon

Under the New Sub-Advisory Agreement, Mendon is entitled to receive a monthly sub-advisory fee, paid by the Adviser, of 0.45% of the Financial Services Fund’s average daily net assets in return for the services it provides as sub-adviser to the Fund. Additionally, under the New Sub-Advisory Agreement, Mendon is entitled to receive a monthly sub-advisory fee, paid by the Adviser, at the base rate of 0.45% of the Financial Long/Short Fund’s average daily net assets, plus or minus a performance adjustment based on a rolling 36-month period. The sub-advisory fee in each case is identical to the advisory fee payable under the applicable Current Sub-Advisory Agreement.

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For the fiscal year ended December 31, 2015, Mendon was paid $442,098 with respect to the Financial Services Fund and $617,387 with respect to the Financial Long/Short Fund pursuant to the Current Sub-Advisory Agreements.

Information about Mendon

As of June 30, 2016, Mendon managed $578 million in assets. Mendon is a registered investment adviser and has been providing investment advisory services that focus on the financial services industry to private funds and investment companies since 1996. Mr. Schutz is the sole owner of Mendon Capital Advisors Corp. and serves as the portfolio manager to the Mendon Funds. Mendon’s principal offices are located at 150 Allens Creek Rd., Rochester, NY 14618.

Summary of the New Sub-Advisory Agreement and the Current Sub-Advisory Agreements

A copy of the New Sub-Advisory Agreement is attached to this Proxy Statement as Exhibit B. The following description is only a summary. You should refer to Exhibit B for the New Sub-Advisory Agreement, and the description set forth in this Proxy Statement of the New Sub-Advisory Agreement is qualified in its entirety by reference to Exhibit B. The investment advisory services to be provided by Mendon under the New Sub-Advisory Agreement and the fee structure under the New Sub-Advisory Agreement are identical to the services currently provided by Mendon and the fee structure under the Current Sub-Advisory Agreements, except that the New Sub-Advisory Agreement provides that there are no intended third party beneficiaries and that the exclusive jurisdiction of any action, suit or proceeding arising out of or relating to the New Sub-Advisory Agreement is the federal and state courts residing in New York, New York.

Advisory Services. Both the New Sub-Advisory Agreement and Current Sub-Advisory Agreements (the “Sub-Advisory Agreements”) state that, subject to the review of the Board and overall supervision of the adviser thereunder, Mendon will provide such investment management services and advice to the Mendon Funds as are set forth in the agreement. Both Sub-Advisory Agreements provide that Mendon will use its best efforts to provide the Mendon Funds continuing and suitable investment advice with respect to investments consistent with the investment policies, objectives and restrictions of each Mendon Fund as set forth in its prospectus and statement of additional information. The Sub-Advisory Agreements also both provide that as part of the services Mendon will, among other things: (i) determine what securities shall be purchased for the Mendon Funds and what securities shall be held or sold; (ii) furnish the Mendon Funds with research, economic and statistical data in connection with the Mendon Funds’ investments and investment policies; (iii) submit such reports relating to the valuation of the Mendon Funds’ securities as the adviser thereunder may reasonably request; (iv) place orders for the purchase, sale or exchange of portfolio securities for the Mendon Funds’ account with brokers or dealers selected by the adviser thereunder or Mendon; and (v) as requested, make reports to the adviser thereunder or the Board on Mendon’s performance of the services.

Sub-Advisory Fees. Both the New Sub-Advisory Agreement and Current Sub-Advisory Agreement, as applicable, contain the identical fee structure. The sub-advisory fees are paid by the adviser thereunder and do not affect the Mendon Funds’ expenses.

Duration and Termination. The New Sub-Advisory Agreement will continue in effect through June 30, 2018 from the date of execution and shall thereafter continue in effect for successive annual periods, subject to annual approval by the Board of Trustees as required by Section 15(c) of the 1940 Act. Both the New Sub-Advisory Agreement and the Current Sub-Advisory Agreements may be terminated at any time, on sixty (60) days written notice, by the Trust (by vote of the Trust’s Board or by vote of a majority of the outstanding voting securities of a Mendon Fund) without the payment of a penalty, or by the adviser thereunder or Mendon at any time, without the payment of a penalty, upon sixty (60) days written notice.

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Limitation on Liability and Indemnification. Both the New Sub-Advisory Agreement and Current Sub-Advisory Agreement provide that Mendon will not be liable for any error or judgment or mistake of law or for any loss suffered by the Trust, a Mendon Fund or the adviser thereunder in connection with the matters to which each Sub-Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on Mendon’s part in the performance of its duties or from reckless disregard by it of its obligations and duties under both Sub-Advisory Agreements.

THE TRUST’S BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU
VOTE FOR APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT

BOARD APPROVAL AND RECOMMENDATION OF PROPOSALS 1 AND 2

The Trustees, none of whom is an ‘‘interested person’’ (as defined in the 1940 Act), of the Trust unanimously approved the New Advisory Agreement for each Fund and the New Sub-Advisory Agreement for the Mendon Funds at a meeting held on June 8, 2016. At this meeting, the Trustees met with senior management of RMB, Mendon and Burnham.

Prior to its meeting on June 8, 2016, the Trustees met in-person with management of Burnham and RMB on May 19, 2016, to receive and consider materials relating to, among other matters, the investment and management services provided by Burnham and Mendon as well as a proposal to provide investment and management services from RMB. The Trustees also met telephonically on multiple separate occasions to consider whether it would be in the best interests of each Fund and shareholders to approve the New Agreements and convened informally on other occasions to discuss outstanding issues. At each of these meetings, the Trustees received and reviewed information provided by Burnham, Mendon and RMB in response to requests from the Trustees and their independent legal counsel. Among other written and oral information, the Trustees requested and were provided information regarding:

•	the investment performance of each Fund over various time periods both by itself and in relation to relevant indices;
•	the investment performance of private funds and accounts managed by Burnham, Mendon and RMB with investment strategies similar to the investment strategies of the Funds;

•	the fees to be charged by Burnham and RMB for investment advisory services, as well as other compensation received by Burnham and its affiliates or to be received by RMB;
•	the fees to be paid to Mendon;
•	the proposed expense cap arrangements;
•	the total operating expenses of the Funds and comparison of current expenses to the previous year’s expenses;
•	comparisons of the investment performance, fees and total expenses of the Funds to mutual funds with similar objectives and strategies managed by other investment advisers prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data;
•	investment management staffing and the experience of the investment advisory and other personnel of Burnham and Mendon who currently provide services to the Funds and of the personnel of RMB who were proposed to provide services to the Funds
•	the historical quality of the services provided by Burnham and Mendon;
•	financial statements and other information regarding the financial condition and prospects of Burnham, Mendon and RMB;
•	the profitability to Burnham of managing the Funds and the methodology in allocating expenses to the management of the Funds; and

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•	the projected profitability to RMB of managing the Funds.

Throughout the process, the Trustees had numerous opportunities to ask questions of and request additional materials from Burnham, Mendon and RMB. The Trustees discussed with representatives of Burnham the operations of the Funds and the continuing capabilities of Burnham to provide advisory services to the Funds. The Trustees discussed with RMB its ability to provide investment and management services to the Funds and to supervise Mendon in its provision of sub-advisory services to the Mendon Funds. During each meeting at which the Trustees considered the New Agreements, they were advised by and met, as necessary, in executive session with their independent legal counsel.

In addition, the Trustees considered certain circumstances relating to Burnham in determining not to renew the Current Agreements with Burnham. These included, but were not limited to, information on: (i) Burnham’s financial condition; (ii) certain regulatory issues with Burnham Securities, Incorporated (“BSI”), which had served as the Fund’s distributor until February 2016; (iii) succession planning for Jon M. Burnham, the portfolio manager for the RMB Fund (formerly Burnham Fund) and the recent poor performance of the RMB Fund (formerly Burnham Fund); (iv) apparent breach of certain prior conditions the Board had imposed in connection with its prior the approvals of the Current Advisory Agreement; and (v) allegations against senior management and former affiliated persons of Burnham contained in complaints filed by the U.S. Attorney for the Southern District of New York and the U.S. Securities and Exchange Commission (“SEC”). Each of these matters is discussed below under “Non-renewal of the Current Agreements.”

In considering whether to renew the Current Advisory Agreement and to approve the New Agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, none of which by itself was considered dispositive. The material factors and conclusions that formed the basis for the determination of the Trustees not to renew the Current Advisory Agreement and to approve the New Agreements are discussed below:

1. PROPOSAL 1—Decision to Approve the New Advisory Agreement

Nature, Extent, and Quality of Services. The Trustees considered the nature, quality and extent of advisory, administrative and shareholder services proposed by RMB. RMB’s management of over $4.5 billion in assets (as of March 31, 2016), including management of over $1.2 billion in equity assets, was one consideration. Other considerations were (i) RMB’s ability to supervise Mendon and other service providers, to supervise operations for all Funds, to prepare compliance and regulatory filings for the Funds and disclosures to Fund shareholders, to review Fund legal issues, to assist the Trustees in their capacity as trustees, and to provide other services; (ii) RMB’s proposals for development of Fund marketing initiatives; and (iii) RMB’s strong regulatory history. The Trustees were familiar generally with the quality of the services provided by RMB and with members of its management team based on RMB’s provision of certain administrative services to Mendon since 2014 and its work with Mendon on a private fund using an investment strategy similar to the Financial Long/Short Fund, which they launched in 2014. In addition, a Trustee had visited the offices of RMB in Chicago and reported favorably on the operations of RMB.

The Trustees noted the representations of RMB with respect to ensuring compliance with the Funds’ investment policies and restrictions, and the quality of managerial and administrative services proposed to be provided by RMB (in its capacity as adviser) in an increasingly regulated industry. The Trustees noted that many of the Trust’s operations were already performed by third-party service providers, who had performed satisfactorily, and that RMB would continue to retain these service providers. The Trustees also confirmed that the Trust’s chief compliance officer would continue in that role following the change in investment adviser.

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The Trustees also considered information such as (i) RMB’s financial condition; (ii) the experience of RMB’s investment professionals; (iii) the reputation, financial strength, regulatory history and resources of RMB; (iv) information on the approach of RMB to retention and compensation of investment and other personnel; (iv) the management structure of RMB and the intentions of RMB with respect to management of the Funds; and (v) the fact that RMB, and not the Funds, would bear all costs of obtaining approvals of the New Agreement, including legal and other costs resulting from obtaining the necessary approvals. The Trustees reviewed each of these factors in light of the expected change from Burnham to RMB as investment adviser.

The Trustees concluded that the expected nature, quality and extent of the services to be provided by RMB and its affiliates under the New Advisory Agreement were appropriate for the Funds and that the Funds were likely to benefit from the provision of those services by RMB. The Trustees concluded that RMB currently had sufficient personnel, with appropriate education and experience, to serve the Funds effectively. The Trustees took into consideration that RMB had offered its assurances that the services provided to the Funds following the change in investment adviser from Burnham to RMB would be consistent with the manner and level at which such services were currently being performed for the Funds and undertaken that there would be no diminution of services to the Funds or their shareholders as a result of the change. In this regard, the Trustees considered that the investment and other personnel at Mendon were not proposed to change and relied on representations that such personnel would remain in place following the change in investment adviser from Burnham to RMB.

Investment Performance of the Funds. The Trustees considered short-term and long-term investment performance for RMB’s large cap dividend growth composite (“Dividend Growth composite”), which was considered the composite performance most comparable to the investment strategy of the RMB Fund (formerly Burnham Fund). As of March 31, 2016, the Dividend Growth composite included $222.3 million of assets managed by RMB. According to the information provided by RMB, its composite portfolio was similar to the RMB Fund’s (formerly Burnham Fund) portfolio in terms of the portfolios’ holdings average operating profit margins, ratio of debt to cash flow, price-to-earnings ratio and two-year forward earnings-per-share growth, although the composite portfolio had a higher dividend yield (2.5%) than the RMB Fund (formerly Burnham Fund) portfolio (1.6%).

The Trustees noted that the total return for RMB’s Dividend Growth composite outperformed the total return of the RMB Fund (formerly Burnham Fund) for the one-, three- and five-year periods ended March 31, 2016. The composite’s ten-year total returns were below the RMB Fund’s (formerly Burnham Fund) total returns for this period. In light of recent performance trends, the Trustees gave more weight to more recent periods, during which the composite’s returns (9.2% for three-years, -2.7% for one-year and 4.2% for the first quarter of 2016) substantially exceeded the total returns of the RMB Fund (formerly Burnham Fund) (5.8% for three-years, -10.4% for one-year and -7.0% for the first quarter of 2016). Although the Dividend Growth composite underperformed the total return for the S&P 500® Index for all periods, the Trustees considered the S&P 500® Index to be an imperfect benchmark for comparison, given the significant variation between the securities comprising the S&P 500® Index and those typically held by the RMB Fund (formerly Burnham Fund).

The Trustees discussed with management of RMB in detail the overall long-term performance record of the RMB Fund (formerly Burnham Fund), its historic investment style, and the resources that RMB would bring to bear in managing the Fund. The Trustees recognized the importance of maintaining Mendon as the sub-adviser to the Mendon Funds and considered the desirability of RMB’s willingness to retain Mendon. The Trustees reviewed RMB’s historical relationship with Mendon, including the facts that Anton Schutz is a co-employee of RMB and Mendon and that RMB has provided administrative services to Mendon since 2014. The Trustees regarded these as additional factors in the evaluation of investment performance that may result from RMB’s management of the Funds under the New Advisory Agreement.

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Comparative Expenses. The Trustees considered each Fund’s management fee rate and expense ratio relative to industry averages for the Fund’s peer group category and the advisory fees charged by RMB to private funds and other accounts with similar investment mandates. The Trustees viewed favorably that fees would remain the same under the New Advisory Agreement and the current willingness of RMB to limit the total expense ratios of certain Funds, including maintaining the agreement to contractually waive fees and reimburse expenses currently in effect. The Trustees noted that the contractual management fee for the RMB Fund (formerly Burnham Fund) was below the median within its Broadridge category, although the total expenses were above the median. The Trustees also noted that the contractual management fee for the Financial Long/Short Fund was below the median, but that total expenses were above the median and that the contractual management fee for the Financial Services Fund was at the median, but that the total expenses were below the median of their Broadridge category. The Trustees considered that the higher relative total expense ratios for the Funds were primarily related to the small size of the Funds and of the fund complex as a whole. The Trustees recognized that fixed costs, particularly legal and audit fees have a greater impact on smaller fund families, such as the Funds, than on larger fund complexes. Given this, the Trustees recognized that the Funds’ expenses compare unfavorably to many funds identified as peers by Broadridge with considerably higher assets under management. The Trustees concluded that, for each Fund, the contractual management fee would be acceptable based upon the qualifications, experience, reputation and performance of RMB and the moderate overall expense ratio of the Funds given the relatively small size of the Funds and the Fund complex.

Profitability and Costs of Services to RMB. The Trustees considered the materials concerning RMB’s expected profitability and expected costs attributable to the Funds. The Trustees also considered whether the amount of RMB’s projected profit (if any) would be a fair entrepreneurial profit for the management of the Funds. The Trustees also were aware of the impact of lower aggregate Fund assets on RMB’s fees and the amount of expenses that might be absorbed due to contractual expense waivers. The Trustees concluded that RMB’s profitability for each Fund (if any) would not be excessive, particularly in light of the quality of the services likely to be provided to the Funds. In this regard, the Trustees asked for and received assurances from RMB regarding the adequacy of RMB’s financial resources going forward. The Trustees also noted the willingness of RMB to absorb certain costs in connection with the change in investment advisers and noted RMB’s willingness to incur the risk connected with the change.

Extent of Economies of Scale as the Funds Grow. The Trustees considered whether there have been economies of scale with respect to the management of the Funds and whether the Funds have appropriately benefited from any economies of scale. The Trustees noted the Funds do not have breakpoints on their advisory fees that would otherwise allow investors to benefit directly in the form of lower fees as Fund assets grow. However, given the relatively small size of each Fund and of the Fund complex as a whole, the Trustees did not believe that economies of scale were currently being achieved. As a consequence, the Trustees did not deem it necessary to consider whether fee levels reflect economies of scale for the benefit of Fund investors, but determined to continue to review the matter as and if asset levels increased.

Other Factors Affecting Fees. The Trustees also considered likely enhancements in personnel and services to be provided to the Funds by RMB, particularly in the area of administration, investor services and regulatory compliance, without an increase in fees. The Trustees recognized that the Funds were expected to benefit from reduced costs as a result of the change from Burnham to UMB Fund Services as the administrator to the Funds.

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Other Relevant Considerations. (a) Personnel and Methods. The Trustees considered the size, education and experience of the staff of RMB. The Trustees also considered the favorable history, reputation, qualifications and background of RMB, as well as the qualifications of their personnel, and concluded that RMB currently had sufficient personnel, with appropriate education and experience, to serve the Funds effectively. (b) Other Benefits. The Trustees also considered the character and amount of other direct and incidental benefits received by RMB and its affiliates from their association with the Funds. The Trustees concluded that potential “fall-out” benefits that RMB and its affiliates might receive, such as greater name recognition or increased ability to obtain research services, appeared to be reasonable, and might in some cases benefit the Funds.

Conclusion. In considering the New Advisory Agreement, the Trustees did not identify any factor as all-important or all-controlling and instead considered the above listed and other factors collectively in light of the Funds’ surrounding circumstances. Based on this review, it was the judgment of the Trustees that shareholders of the RMB Fund (formerly Burnham Fund) would receive satisfactory performance at reasonable fees under the New Advisory Agreement. The Trustees considered, in particular, assurances from RMB that it would manage the RMB Fund (formerly Burnham Fund) in accordance with its investment objectives and policies as disclosed to shareholders and would employ an experienced portfolio manager in managing the Fund. The Trustees also noted that RMB already had a successful business relationship with Mendon and would continue to retain Mendon as the sub-adviser for the Mendon Funds. After full consideration of the above factors, as well as other factors that the Trustees considered relevant in evaluating the New Advisory Agreement, the Trustees unanimously concluded that the approval of the New Advisory Agreement was in the best interest of each Fund and its shareholders, and approved the New Advisory Agreement through June 30, 2017.

2. PROPOSAL 2—Decision to Approve the New Sub-Advisory Agreement

Nature, Extent, and Quality of Services. With regard to Mendon, the Trustees considered the nature, quality and extent of the services provided by Mendon, particularly the portfolio management, compliance and performance of the Mendon Funds. The Trustees considered Mendon’s relationship with RMB, and the provision of certain services to be provided by RMB. The Trustees also considered information such as (i) Mendon’s financial condition; (ii) the experience of Mendon’s investment professionals; (iii) the reputation, financial strength, regulatory history and resources of Mendon; (iv) information on the approach of Mendon to retention and compensation of investment and other personnel; and (v) the management structure of Mendon and the intentions of Mendon with respect to management of the Mendon Funds.

The Trustees considered that the investment and other personnel at Mendon were not proposed to change and relied on representations that such personnel would remain in place following the change in investment adviser from Burnham to RMB. The Trustees concluded that the expected nature, quality and extent of the services to be provided by Mendon under the New Sub-Advisory Agreement were appropriate for the Mendon Funds and that the Mendon Funds were likely to benefit from the provision of those services by Mendon.

Investment Performance of the Mendon Funds. The Trustees considered the investment performance of the Mendon Funds in relation to their respective peers as shown in the Broadridge materials and to relevant indices over available time periods. The Trustees noted the specialized nature of the Mendon Funds and their excellent recent performance. The Trustees noted that both Mendon Funds were ranked in the first quintile against their respective Broadridge Peer Group for the one-, three-, five- and 10-year periods for the period ended December 31, 2015.

Costs of Services and Profits Realized by Mendon. The Trustees did not review profitability data for Mendon because the sub-advisory fees had been negotiated on an arm’s-length basis by Burnham, RMB has agreed to maintain the sub-advisory fees at their current levels, and the Mendon Funds are not directly responsible for paying such fees.

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Extent of Economies of Scale as the Mendon Funds Grow. For the reasons noted above, the Trustees did not deem it necessary to consider whether fee levels reflect economies of scale for the benefit of Mendon Fund investors.

Other Relevant Considerations. (a) Personnel and Methods. The Trustees considered the size, education and experience of the staff of Mendon. The Trustees also considered the favorable history, reputation, qualifications and background of Mendon, as well as the qualifications of their personnel, and concluded that Mendon currently had sufficient personnel, with appropriate education and experience, to serve the Mendon Funds effectively. (b) Other Benefits. The Trustees also considered the character and amount of other direct and incidental benefits received by Mendon and its affiliates from their association with the Mendon Funds, including the relatively small amount of soft dollar services received by Mendon. The Trustees concluded that potential “fall-out” benefits that Mendon and its affiliates might receive, such as greater name recognition or increased ability to obtain research services, appeared to be reasonable, and might in some cases benefit the Mendon Funds.

Conclusion. In considering the New Sub-Advisory Agreements, the Trustees did not identify any factor as all-important or all-controlling and instead considered the above-listed and other factors collectively in light of the Mendon Funds’ surrounding circumstances. It was the judgment of the Trustees that the Mendon Funds’ performance, which was achieved at reasonable prices, was excellent given the context of their investment strategies and the sectors in which they invest. After full consideration of the above factors, as well as other factors that the Trustees considered relevant in evaluating the New Sub-Advisory Agreement, the Trustees unanimously concluded that the approval of the New Sub-Advisory Agreement was in the best interest of each Mendon Fund and its shareholders, and approved the New Sub-Advisory Agreement through June 30, 2017.

3. Non-renewal of the Current Agreements.

Several factors were considered by the Trustees in connection with their decisions not to renew the Current Agreements. These included criminal and civil complaints filed in May 2016 against certain affiliated persons of Burnham and BAM Holdings, LLC (“BAM Holdings”), the parent company of Burnham. No assets of the Funds were compromised. However, the allegations raised serious concerns for the Board and cast into doubt representations made by Burnham and its affiliated persons as a condition to the Board’s prior approvals of the Current Advisory Agreement. Subsequently, Burnham confirmed that certain of those representations and undertakings had not been complied with. The Trustees also considered certain matters that they considered reasonably likely to impair the financial ability of Burnham to fulfill its commitments to the Funds under the Current Agreements. Finally, the Trustees noted that the performance of the RMB Fund (formerly Burnham Fund) had deteriorated over recent years. As a mitigating factor, the Board considered succession plans that had been proposed with respect to management of the RMB Fund (formerly Burnham Fund), including internal succession or the retention of a new sub-adviser, but determined that these plans did not offer a better option to the plan presented by RMB with respect to management of the RMB Fund (formerly Burnham Fund).

In view of the foregoing and other matters that the Trustees considered relevant to their considerations of renewal of the Current Advisory Agreement pursuant to Section 15(c) of the 1940 Act, in particular, the nature, extent and quality of the services provided by Burnham and its affiliates, the investment performance of the RMB Fund (formerly Burnham Fund) and the organizational capability and financial condition of Burnham, the Trustees determined that continuance of the Current Advisory Agreement was not in the best interests of the Fund and its shareholders and accordingly determined not to continue the Current Advisory Agreement. The expiry of the Current Advisory Agreement has the effect of terminating the Current Sub-Advisory Agreements.

BASED ON ALL OF THE FOREGOING, THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE FUNDS VOTE “FOR” PROPOSALS 1 AND 2.

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PROPOSAL 3
election of trustees

The Trust’s Board of Trustees unanimously recommends that shareholders of each Fund vote FOR the election of each Nominee to the Board of Trustees

Introduction

At the Meeting, shareholders of all Funds will be asked to elect Peter Borish and Robert Sabelhaus (the “Nominees”) to the Board of Trustees (the “Board”). Messrs. Borish and Sabelhaus are currently Trustees of the Trust and have served in that capacity since they were appointed to the Board in 2015. There are currently four Trustees on the Board. Each of the other current Trustees (“Incumbent Trustees”) and Messrs. Borish and Sabelhaus are considered “independent,” meaning that none of them is an “interested” person (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Trust or RMB, the Funds’ investment adviser (an “Independent Trustee”).

Shareholders last elected trustees to the Board at a meeting held in April 2013, including the Incumbent Trustees. Since that time, two trustees have resigned from the Board. The Board is authorized to appoint successors for retiring trustees as long as, at all times, no less than two-thirds of the trustees on the Board have been elected by shareholders. You are being asked to elect the Nominees so that this requirement of the 1940 Act can be satisfied without the time and expense of unnecessary proxy solicitations.

The Board, consisting entirely of Independent Trustees, and fulfilling the role of the Nominating Committee, nominated the Nominees and voted to present each of them to shareholders for election, with the two Nominees recusing themselves from the vote. The Board took into consideration the qualification of the Nominees, their prior service to the Trusts and their willingness to continue to serve as Trustees. The Nominees currently serve as Trustees of the Trust. Each Nominee has consented to serve as a Trustee and to being named in this Proxy Statement.

The Nominees would serve as trustees in accordance with the organizational documents of the Trust. Each Trustee currently serves for an indefinite term. A Trustee’s term terminates upon the election of his or her successor or by his or her death, resignation or removal. If any or all of the Nominees should become unavailable for election at the Shareholder Meeting due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the current Independent Trustees may recommend.

Nominees for Election

The following table sets forth the names of the Nominees, their year of birth, term of office (including the length of time served as a Trustee), principal occupations for at least the past five years, any other directorships they hold in companies which are subject to the reporting requirements of the Securities Exchange Act of 1934 or are registered as investment companies under the 1940 Act, and the number of portfolios in the RMB Investors Trust Fund Complex that they oversee. The address of each nominee is 115 S. LaSalle, 34th Floor, Chicago, Illinois, 60603.

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Name, Age, and Position(s) with the Trust	Length of Time Served for the Trust	Principal Occupation(s) During Past Five Years	Number of Funds in the RMB Investors Trust Complex Overseen	Other Directorships Held by Trustee During Past Five Years
PETER BORISH (1959) Trustee	Since 2015	President, Computer Trading Corporation (financial consulting firm), since 1995.	3	None.

ROBERT SABELHAUS (1948) Trustee	Since 2015	Retired since 2008. Formerly, Senior Executive Vice President, Legg Mason Inc.	3	None.

Incumbent Trustees

The following incumbent Trustees will continue in office in accordance with the Trust’s Declaration of Trust

Name, Age, and Position(s) with the Trust	Length of Time Served for the Trust	Principal Occupation(s) During Past Five Years	Number of Funds in the RMB Investors Trust Complex Overseen	Other Directorships Held by Trustee During Past Five Years
MARGARET M. EISEN (1953) Trustee and Chair	Since 2013	Chief Investment Officer, EAM International LLC (finance and asset management), 2003-2013; and Managing Director, CFA Institute, 2005-2008	3	Board of Trustees, Columbia Acorn Trust and Wanger Advisors Trust, 2002-Present (11 series).

WILLIAM F. CONNELL (1944) Trustee	Since 2012	Founding Partner, Connell & Andersen LLP, since 1987 (law firm; formerly, Connell & Taylor LLP (1987-1997) and Connell & Wiener LLP (1997-2012)).	3	None.

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The Board and its Committees

During the fiscal year ended December 31, 2015, the Board met [eight times]. Each of the Trustees then serving on the Board attended at least 75% of the meetings of the Board of Trustees and applicable Committees, if any, that he or she was eligible to attend. Assuming each of the Nominees is elected and qualifies, the Board will be comprised of four Trustees, each of whom (100%) is an Independent Trustee. The Board has appointed Ms. Eisen (an Independent Trustee) as its Chairman. The Trustees annually evaluate the performance of the Board and the committees, which evaluation includes considering the effectiveness of the Board’s committee structure. The Board believes that its leadership structure, including an Independent Trustee as the Chair, is appropriate in light of the asset size of the Trust, the number of Funds offered by the Trust, and the nature of its business. The Board believes that having board comprised entirely of Independent Trustees is appropriate and in the best interests of Fund shareholders. The Trustees believe the existing structure enables them to exercise effective oversight over the Funds and their operations. Prior to May 2016, the Board chair was not an Independent Trustee and Ms. Eisen served as Lead Independent Trustee.

The Board has an Audit Committee consisting of Ms. Eisen, Mr. Borish and Mr. Sabelhaus, each an Independent Trustee. The Audit Committee reviews the scope and results of the Trust’s annual audit with the Trust’s independent registered public accounting firm and recommends the engagement of such accounting firm. The Audit Committee met two times during the fiscal year ended December 31, 2015.

The Board has a Nominating Committee consisting of Mr. Connell, Mr. Borish and Mr. Sabelhaus, each an Independent Trustee. The Nominating Committee is responsible for considering candidates for election to the Board in the event a position is vacated or created. The Nominating Committee meets as necessary. The Nominating Committee met one time during the fiscal year ended December 31, 2015.

The Nominating Committee’s Charter provides for certain criteria to be used in evaluating candidates to serve as Independent Trustees. In reviewing a potential nominee and in evaluating the re-nomination of current Independent Trustees, the Nominating Committee applies the following criteria: (i) the candidate may not be an “interested person” of the Trust, any adviser or sub-adviser of a Fund, or the Trust’s principal underwriter, (ii) the candidate should have a reputation for integrity, honesty and adherence to high ethical standards, (iii) the candidate should have a commitment to understand the Trust and the responsibilities of an Independent Trustee of an investment company and to regularly attend and participate in meetings of the Board and the committees of which the candidate would be a member, (iv) the candidate should not have a conflict of interest that would impair the candidate’s ability to represent the interests of all the shareholders and to fulfill the responsibilities of an Independent Trustee, and (v) the candidate should have the ability to serve a sufficient number of years before reaching the Trust’s mandatory retirement age for Independent Trustees. For each candidate, the Nominating Committee evaluates specific experience in light of the makeup of the then current Board. The Nominating Committee does not necessarily place the same emphasis on each criteria and each nominee may not have each of these qualities.

While the Nominating Committee will consider candidates timely recommended by shareholders to serve as trustee, the Nominating Committee may only act upon such recommendations if there is a vacancy on the Board or the Nominating Committee determines that the selection of a new or additional Independent Trustee is in the best interests of the Trust. Any recommendation should be submitted in writing to the Secretary of the Trust, c/o RMB 115 S. LaSalle, 34th Floor, Chicago, Illinois, 60603. Any submission should include at a minimum the following information: as to each individual proposed for election or re-election as an Independent Trustee, the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of stock of the Trust that are beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition, whether such shareholder believes such individual is, or is not, an Independent Trustee, and information regarding such individual that is sufficient, in the discretion of the Nominating Committee, to make such determination. In a case where the Trust is holding a meeting of shareholders, any such submission, in order to be considered for inclusion in the Trust’s proxy statement, should be submitted within a reasonable time before the Trust begins to print and mail its proxy statement. In the event that a vacancy arises or a change in Board membership is determined to be advisable, the Nominating Committee will, in addition to any timely submitted shareholder recommendations, consider candidates identified by other means, including candidates proposed by members of the Nominating Committee or other Independent Trustees. The Trust’s charter for the Nominating Committee specifically precludes discrimination against nominees on the basis of age, race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law. Any shareholder recommendation must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Exchange Act to be considered by the Nominating Committee. A copy of the Nominating Committee Charter is attached as Exhibit C.

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The Board has a Valuation Committee consisting of Ms. Eisen and Mr. Connell, each an Independent Trustee. The Valuation Committee has responsibility for the fair value pricing of any securities held by the Funds, as necessary. The Valuation Committee of the Board met two times during the fiscal year ended December 31, 2015.

RISK OVERSIGHT

The Board’s primary role is oversight of the Trust and the Funds. Day-to-day risk management functions are subsumed within the responsibilities of the Funds’ Adviser and Mendon and other service providers (depending on the nature of the risk). The Funds are subject to a number of risks, including investment, compliance, valuation and operational risks. The Board interacts with and reviews reports from the Adviser and Sub-Adviser, the independent registered public accounting firm for the Funds, and the sub-administrator regarding risks faced by the Funds and the service providers’ risk functions. The Board performs its oversight responsibilities as part of its Board and Committee activities. The Board has delegated to the Audit Committee oversight responsibility of the integrity of the Trust’s financial statements, the Trust’s compliance with legal and regulatory requirements as they relate to the financial statements, the independent auditor’s qualifications and independence, the Trust’s internal controls over financial reporting, the Trust’s disclosure controls and procedures and the Trust’s Code of Business Conduct and Ethics pursuant to the Sarbanes-Oxley Act of 2002. The Audit Committee reports areas of concern, if any, to the Board for discussion and action.

The Board, including the Independent Trustees, has approved the Trust’s compliance program and appointed the Trust’s Chief Compliance Officer (“CCO”), who is responsible for testing the compliance procedures of the Trust and certain of its service providers. Senior management and the CCO report at least quarterly to the Board regarding compliance matters relating to the Trust, and the CCO annually assesses (and reports to the Board regarding) the operation of the Trust’s compliance program. The Independent Trustees meet at least quarterly with the CCO outside the presence of management. The Independent Trustees also regularly meet outside the presence of management and have engaged independent legal counsel to assist them in performing their oversight responsibilities.

QUALIFICATIONS AND EXPERIENCE OF TRUSTEES

The Board believes that each Nominee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Nominee lead to the conclusion that each Nominee should serve as a Trustee of the Trust. Among other attributes common to both Nominees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Adviser and Sub-Adviser, other service providers, counsel and the independent registered public accounting firm, to exercise effective business judgment in the performance of their duties, and to represent the interests of all the shareholders. A Nominee’s ability to perform the duties effectively may have been attained through educational background or professional training; business, consulting or academic positions; experience from service as a Trustee of the Trust, or in various roles at public companies, private entities or other organizations; and/or other life experiences. In addition to these shared characteristics, set forth below is a brief discussion of the specific qualifications, attributes or skills of each Nominee that supports the conclusion that each Nominee is qualified to serve as a Trustee.

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Nominees

Peter Borish. Mr. Borish has served as an Independent Trustee on the Board since 2015. His relevant experience includes over 30 years of experience with financial, regulatory and investment matters, including as a founder, chief executive officer and trader for multiple hedge fund firms as well as a trading coach. Mr. Borish has experience with board functions through his position on the boards of various charitable organizations.

Robert Sabelhaus. Mr. Sabelhaus has served as an Independent Trustee on the Board since 2015. His relevant experience includes over 40 years of experience with financial, regulatory and investment matters as a result of his positions in management with large financial industry corporations, including as a senior executive officer of a major asset management firm.

Incumbent Trustees

Mr. William F. Connell. Mr. Connell has served on the Board as an Independent Trustee since June 2012. His relevant experience includes over 25 years of experience in law and business, including founding a legal practice focusing on international banking, as well as advising lenders in corporate finance, asset-backed finance, commodity finance and other lending transactions.

Margaret M. Eisen. Ms. Eisen has experience with financial, regulatory and investment matters as a result of her position as a managing director with responsibility for multibillion dollar portfolios of equities, both public and private, at two of the largest corporate pension funds in the United States. She also acquired such experience through her position as a managing director of the CFA Institute, which sets standards for measuring competence and integrity in the fields of portfolio management and investment analysis. Ms. Eisen has experience with board functions through her position as a director of a public operating company. Ms. Eisen has served as an independent trustee on the board of other registered investment companies for the past ten years.

Trustee Remuneration

The Declaration of Trust (the Declaration of Trust) provides that the Trust will indemnify its trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust but that such indemnification will not relieve any officer or trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its trustees and officers.

The following table provides information about the compensation received by each Nominee and each Incumbent Trustee for the fiscal year ended December 31, 2015.

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Name of Trustee	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued As Part of Funds Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex Paid
PETER BORISH	$37,467	None.	None.	$37,467
WILLIAM F. CONNELL	$51,200	None.	None.	$51,200
MARGARET M. EISEN	$61,500	None.	None.	$61,500
ROBERT SABELHAUS	$43,467	None.	None.	$43,467

Fund Shares Owned by Board Members. The following table shows each Nominee’s and each Incumbent Trustee’s ownership of shares of each Fund and of all Funds of the Trust served by the Trustee as of June 24, 2016.

Name of Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity in All Registered Investment Companies Overseen by Trustee in RMB Investors Trust Family of Funds
PETER BORISH	None	None
WILLIAM F. CONNELL	RMB Fund – over $10,000 RMB Mendon Financial Services Fund – None RMB Mendon Financial Long/Short Fund – None	$10,000-50,000

MARGARET M. EISEN	None	None
ROBERT SABELHAUS	None	None

Officers of the Trust

The officers of the Trust, their respective years of birth, their positions with the Fund, their term of office and length of time serviced, and their principal occupations for the last five years are set forth below. Unless otherwise noted, the business address of each officer is c/o RMB 115 S. LaSalle, 34th Floor, Chicago, Illinois, 60603. None of the officers receive compensation from the Trust for their services. Officers are elected by the Trustees and hold office until such time as they resign or are replaced by the Trustees.

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Name and Year of Birth	Position Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Walter H. Clark (1968)	President	Since 2016*	Chief Operating Officer of the Adviser since 2010.
Krista Rivers (1970)	Senior Vice President	Since 2016*	Senior Vice President, Director of Institutional Client Service, since 2014, and Senior Vice President, Ariel Investments, LLC from 1993- 2014.
Pat A. Colletti (1958)	Chief Financial Officer, Secretary and Treasurer	Since June 2012	Independent Consultant (2010-2012); First Vice President, Burnham Asset Management Corporation (2004-2010).

Frank A. Passantino (1964)	Vice President, Assistant Secretary and Anti-Money Laundering Compliance Officer	Since 1999	First Vice President of Burnham Asset Management Corp. and Burnham Securities, Inc., since 1990.

Carolyn Mead (1957)	Chief Compliance Officer (“CCO”)	Since 2016	Compliance Director, Vigilant Compliance, LLC, since 2015; Corporate Counsel of SEI Investments Global Funds Services, 2007-2014.

*Effective July 1, 2016.

Recommendation

The Independent Trustees of the Trust unanimously recommend that you vote “FOR” each Nominee.

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ADDITIONAL INFORMATION

Independent Registered Public Accounting Firm

Tait Weller & Baker LLP (“TWB”), 1818 Market Street, Philadelphia, PA 19103, serves as independent registered public accounting firm for the Trust. It is not expected that any representatives of TWB will attend the Shareholder Meeting or be available to answer questions. TWB served as the Trust’s independent registered public accounting firm for the fiscal years ended December 31, 2014 and December 31, 2015. Another independent registered public accounting firm served in that role for prior fiscal years.

Independent Accountants’ Fees

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered to the Trust by the principal accountant for the audit of the Trust’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $67,500 for December 31, 2014 and $68,400 for December 31, 2015.

Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services rendered to the Trust by the principal accountant that are reasonably related to the performance of the audit of the Trust’s financial statements and are not reported under paragraph (a) of this Item are $0 for December 31, 2014 and $0 for December 31, 2015.

Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered to the Trust by the principal accountant for tax compliance, tax advice, and tax planning are $18,000 for December 31, 2014 and $18,000 for December 31, 2015. The services for each of the fiscal years ended December 31, 2014 and December 31, 2015 consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; and (iii) tax advice regarding tax qualification.

All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are for $0 for December 31, 2014 and $0 for December 31, 2015.

Pre-Approval Policies and Procedures. Pursuant to its charter, the Trust’s Audit Committee must pre-approve all audit and non-audit services to be provided to the Trust. The Trust also pre-approves any non-audit services provided by the Trust’s principal accountant to the Adviser. A copy of the pre-approval policies (Approval of Audit, Audit-Related, Tax and Other Services Provided by the Independent Registered Public Accounting Firm) is attached as Exhibit D. There were no Audit-Related Fees, Tax Fees or other fees that were approved during the last fiscal year under the “de minimis” exception provided by paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Fees. The aggregate non-audit fees billed by the Trust’s accountant for services rendered to the Trust and to the Trust’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and whose activities are overseen by the Trust’s investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Trust for each of the Trust’s last two fiscal years are $0 for December 31, 2014 and $0 for December 31, 2015.

Record Date. Only shareholders of record of each Fund at the close of business on June 24, 2016 (the “Record Date”) will be entitled to vote with respect to any matter affecting that Fund at the Shareholder Meeting and at any adjournment or postponement thereof. As of the Record Date, there were [•], [•] and [•] issued and outstanding Shares of the RMB Fund (formerly Burnham Fund), the Financial Services Fund and the Financial Long/Short Fund, respectively.

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Required Vote and Voting Information. The approval of Proposals 1 and 2 described above requires the affirmative vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of each Fund affected by such Proposal, which means the lesser of (1) the holders of 67% or more of the Shares of the Fund present at the Shareholder Meeting if the holders of more than 50% of the outstanding Shares of the proposed Fund are present in person or by proxy or (2) more than 50% of the outstanding Shares of the Fund (the “1940 Act voting requirement”).

The presence in person or by proxy of the holders of one-third of the Shares of a Fund entitled to vote shall constitute a quorum for the transaction of business with respect to such Fund at the Shareholder Meeting. However, more than 50% of such Shares must be represented at the Shareholder Meeting in order to satisfy the 1940 Act voting requirement. For purposes of determining the presence of a quorum, abstentions and broker “non-votes” will be treated as Shares that are present but that have not been voted. Broker “non-votes” are proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote Shares on a particular matter with respect to which the brokers or nominees do not have discretionary power. Abstentions and broker non-votes do not constitute a vote “FOR” and effectively result in a vote “AGAINST” the Proposal.

With respect to Proposal 3, one-third of the outstanding Shares of the Trust entitled to vote shall constitute a quorum and election of each Nominee requires a plurality of such outstanding Shares cast at the Meeting.

If a quorum is not present at the Shareholder Meeting, or if a quorum is present at the Shareholder Meeting but sufficient votes to approve a Proposal are not received, the persons named as proxies, or their substitutes, may propose and vote for one or more adjournments of the Shareholder Meeting to permit the further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those Shares affected by the adjournment that are represented at the Shareholder Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR a Proposal in favor of such adjournments, and will vote those proxies required to be voted AGAINST a Proposal against any such adjournment. The persons named as proxies will vote in their discretion on any other business that may properly come before the Shareholder Meeting or any adjournments or postponements thereof.

Any shareholder who has given his or her proxy to someone has the power to revoke that proxy at any time prior to its exercise by executing a superseding proxy, by the Funds’ receipt of a subsequent valid Internet or telephonic vote or by submitting a written notice of revocation to the secretary of the Trust. In addition, although mere attendance at the Shareholder Meeting will not revoke a proxy, a shareholder present at the Shareholder Meeting may withdraw his or her proxy by written instrument and vote in person. All properly given and unrevoked proxies received in time for the Shareholder Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given, the persons named as proxies will vote the shares represented thereby in favor of the Proposals described above, and will use their best judgment in connection with the transaction of such other business as may properly come before the Shareholder Meeting or any adjournment thereof.

Method of Proxy Solicitation. The cost of preparing, assembling and mailing this proxy statement and the attached notice of special meeting of shareholders and the accompanying proxy card will be borne by RMB. AST Fund Solutions, LLC (“AST”), which is located at 55 Challenger Road, Suite 201, Ridgefield Park, NJ, 07660, has been engaged to assist in soliciting at an estimated cost of approximately $[       ], which will be paid by RMB. The agreement with AST provides for indemnification of AST in certain circumstances and requires AST to keep certain information confidential]. In addition to soliciting proxies by mail, one or more of the Trust’s officers, representatives or compensated third-party agents, including AST, may aid in the solicitation of proxies by personal interview, telephone, telegraph, facsimile or electronic means and may request brokerage houses and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of the Shares held of record by such persons.

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Arrangements may also be made to have votes recorded by telephone, the Internet or other electronic means. The voting procedures used in connection with such voting methods are designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded.

Persons holding Shares as nominees will be reimbursed by RMB, upon request, for the reasonable expenses of mailing soliciting materials to the principals of the accounts.

Other Matters. No business other than the matters described above is expected to come before the Shareholder Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to adjournment of the Shareholder Meeting, the persons named as proxies will vote thereon in their discretion according to their best judgment in the interests of the Fund and its shareholders.

Principal Holders of the Fund’s Shares. The beneficial or record owners of more than 5% of the outstanding Shares of each Fund as of the Record Date are in the table below.

As of the Record Date, the persons listed in the table below are deemed to be control persons or principal owners of a Fund, as defined in the 1940 Act. Control persons own of record or beneficially 25% or more of a Fund’s outstanding securities and are presumed to control a Fund for purposes of voting on matters submitted to a vote of shareholders. Principal holders own of record or beneficially 5% or more of a Fund’s outstanding voting securities.

As of the Record Date, the Trustees and Officers, as a group, owned approximately: less than 1% of the outstanding Shares of each class of each Fund.

Name of Fund	Name of Control Person or Principal Holder and Percentage Ownership
RMB Fund (formerly Burnham Fund) – Class A	Charles Schwab & Co Inc Special Custody A/C for the Exclusive Benefit of Customers ATTN Mutual Funds 101 Montgomery St San Francisco, CA 94104-4122 6.8%
RMB Mendon Financial Services Fund – Class A	Charles Schwab & Co Inc ATTN Mutual Funds Dept 101 Montgomery St San Francisco, CA 94104-4122 30.9%

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Name of Fund	Name of Control Person or Principal Holder and Percentage Ownership
RMB Mendon Financial Long/Short Fund – Class A	Charles Schwab & Co Inc Special Custody Acct (FBO) Customers ATTN Mutual Funds 101 Montgomery St San Francisco, CA 94104-4122 7.8%
RMB Mendon Financial Long/Short Fund – Class C`	Charles Schwab & Co Inc ATTN Mutual Funds Dept 101 Montgomery St San Francisco, CA 94104-4122 16.2%

Investment Adviser and Sub-Adviser. RMB Capital Management, LLC, located at 115 S. LaSalle St., 34th Floor, Chicago, IL 60603, serves as each Fund’s investment adviser. Mendon Capital Advisors Corp., located at 150 Allens Creek Road, Rochester, NY 14618, serves as sub-adviser to the RMB Mendon Financial Services Fund and RMB Mendon Financial Long/Short Fund. Both RMB and Mendon are currently providing advisory services under the Interim Agreements. No Trustee, since the beginning of the last fiscal year, has entered into any purchase or sale transaction of the outstanding securities of the any class of securities of RMB or any other person directly or indirectly controlling, controlled by, or under common control with RMB.

The following table sets forth the name, position and principal occupation of each executive officer and each director of RMB as of July 1, 2016 and their current positions with the Trust, if any. Each individual’s address is c/o RMB, 115 S. LaSalle St., 34th Floor, Chicago, IL 60603. RMB Capital Holdings, LLC owns 100% of the equity interests of RMB and is located at 115 S. LaSalle St., 34th Floor, Chicago, IL 60603. Indirectly, both Richard M. Burridge and Frederick N. Paulman own more than 10% of RMB.

Name	Principal Occupation with Adviser	Position with Trust
Richard M. Burridge	Chief Executive Officer and Chief Investment Officer	None
Frederick Paulman	President	None
Walter H. Clark	Chief Operating Officer	Vice President*
Maher A. Harb	Chief Financial Officer	None
Jennifer A. Rydwelski	Chief Compliance Officer and Director of Human Resources	None

* Effective as of July 1, 2016

The following table sets forth the name, position and principal occupation of each executive officer and each director of Mendon as of July 1, 2016 and their current position with the Trust, if any. Each individual’s address is c/o Mendon, 150 Allens Creek Rd., Rochester, NY 14618. Mr. Schutz is the sole owner of Mendon.

Name	Principal Occupation with Mendon	Position with Trust
Anton V. Schutz	President and Chief Investment Officer	None
Lisa M. Tamburini	Chief Compliance Officer	None

26

Administrator and Principal Underwriter. UMB Fund Services, Inc., located at 235 W. Galena Street, Milwaukee, WI 53212-3948 serves as the Trust’s administrator, effective as of the Interim Agreement Effective Date, pursuant to an administration agreement approved by the Board on June 8, 2016. UMB previously served as sub-administrator to the Trust and Burnham served as administrator. Prior to the Interim Agreement Effective Date, Burnham served as the Trust’s administrator. Foreside Fund Services, LLC, located at 210 Summit Ave, Suite C11, Montvale, NJ 07645, serves as the Trust’s principal underwriter. It is expected that these services will continue to be provided after the New Agreements are approved. For the fiscal year ended December 31, 2015, the Funds paid Burnham the following fees pursuant to an administration agreement:

RMB Fund (formerly Burnham Fund)	$200,535
RMB Mendon Financial Long/Short Fund	$230,249
RMB Mendon Financial Services Fund	$176,839

Affiliated Brokers. The Funds paid $34,660 in brokerage commissions to Burnham Securities, Inc. (“BSI”), a broker/dealer affiliated with Burnham, for the fiscal year ended December 31, 2015, which represented 1.3% of the Funds’ aggregate brokerage commissions. BSI no longer effects transactions for the Funds.

Annual and Semi-annual Reports. Copies of each Fund’s most recent annual and semi-annual reports, including financial statements, have previously been mailed to shareholders. The Trust will furnish to any shareholder upon request, without charge, an additional copy of any Fund’s most recent annual report and subsequent semi-annual report to shareholders. Annual reports and semi-annual reports to shareholders may be obtained by writing to [Name] at 115 LaSalle Street, 34th Floor, Chicago, IL 60603 or by calling toll-free at: 1-800-462-2392; or by visiting: http://www.rmbfunds.com.

Proxy Statement Delivery. “Householding” is the term used to describe the practice of delivering one copy of a document to a household of shareholders instead of delivering one copy of a document to each shareholder in the household. Shareholders of the Funds who share a common address and who have not opted out of the householding process should receive a single copy of the Proxy Statement together with one Proxy Card for each account. If you received more than one copy of the Proxy Statement, you may elect to household in the future; if you received a single copy of the Proxy Statement, you may opt out of householding in the future; and you may, in any event, promptly obtain an additional copy of this Proxy Statement by writing to the appropriate Fund at 115 LaSalle Street, 34th Floor, Chicago, IL 60603 or calling toll-free at: 1-800-462-2392.

Procedures for Shareholder Communications with the Board. The Trust’s Board of Trustees will receive and review written correspondence from shareholders. Shareholders may address correspondence to individual Trustees or to the full Board at the Trust’s principal business address. The Board or an individual Trustee will respond to shareholder correspondence in a manner that the Board or Trustee deems appropriate given the subject matter of the particular correspondence.

The Trust maintains copies of all correspondence addressed to individual Trustees or the Board. Copies of all such correspondence are forwarded promptly to an individual Trustee or the Board, as applicable. The Trust responds to any correspondence in the nature of routine operational matters, such as routine account inquiries, on a timely basis, notwithstanding that the correspondence is addressed to an individual Trustee or the Board, and communicates such response to the Board or Trustee to whom the correspondence was addressed.

27

Shareholder Proposals. The Trust does not intend to hold meetings of shareholders except to the extent that such meetings may be required under the 1940 Act or state law. Shareholders who wish to submit proposals for inclusion in the proxy statement for a subsequent shareholder meeting should submit their written proposals to the Secretary of the Trust at 115 LaSalle Street, 34th Floor, Chicago, IL 60603 within a reasonable time before such meeting. The timely submission of a proposal does not guarantee its consideration at the meeting.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE. YOU MAY PROXY VOTE BY INTERNET OR TELEPHONE IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH ON THE ENCLOSED PROXY CARD. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

28

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Exhibit A

FORM OF NEW
INVESTMENT ADVISORY AGREEMENT

A-1

Exhibit B

[Date]

FORM OF
SUB-ADVISORY AGREEMENT

B-1

Exhibit C

NOMINATING COMMITTEE CHARTER

Burnham Investors Trust

Nominating Committee Charter

Function.

The functions of the Nominating Committee (the “Committee”) of the Board of Trustees of Burnham Investors Trust (the “Trust”) shall include:

-	Identify individuals qualified to become Board members;
-	Recommend to the Board the nominee(s) for election or appointment as Independent Trustees (as defined below) at the Trust’s meetings of shareholders, special or annual, if any, and to fill a vacancy of an Independent Trustee on the Board;
-	Make recommendations to the Board regarding the appointment of a lead independent trustee and regarding committees of the Board, the responsibilities of those committees and committee assignments;
-	Review the qualifications of any person nominated to serve on the Board by a shareholder or recommended by any Trustee and to make a recommendation as to the qualifications of such person to the Independent Trustees and the Board;
-	Make recommendations to the Board regarding the size and composition of the Board;
-	Recommend a retirement policy, if any, for Independent Trustees; and
-	Recommend continuing education for Board members.

The Committee performs these functions to assist the Board and the Independent Trustees in carrying out their fiduciary responsibilities and the requirements of the Investment Company Act of 1940 and the rules thereunder with respect to the selection and nomination of members of the Board. Nomination of any person to serve on the Board as an Independent Trustee shall initially be acted upon by the Independent Trustees and then the entire Board. Nomination of any persons to serve on the Board other than as an Independent Trustee shall be made by the Board.

The Committee is authorized, as it deems necessary, to confer with and to seek the help of officers or other employees of the Trust or of outside advisors, as a Trust expense. The Committee shall have the authority to retain and terminate any search firm to be used to identify Independent Trustee candidates, including authority to approve the search firm’s fees and other retention terms. The Committee is empowered, without further action by the Board, to cause the Trust to pay the compensation of any search firm engaged by the Committee.

The Committee will make nominations for the appointment or election of Independent Trustees in accordance with the “Statement of Policy on Criteria for Selecting Independent Trustees” attached hereto as Annex A.

C-1

Candidates Recommended by Shareholders.

The Committee will consider Independent Trustee candidates recommended by Trust shareholders. Any recommendation should be submitted in writing to the Secretary of the Trust, c/o Burnham Asset Management Corporation, 1325 Avenue of the Americas, New York, New York 10019. Any submission should include at a minimum the following information: As to each individual proposed for election or re-election as an Independent Trustee, the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of stock of the Trust that are beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition, whether such shareholder believes such individual is, or is not, an Independent Trustee, and information regarding such individual that is sufficient, in the discretion of the Committee, to make such determination, and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of trustees in an election contest (even if an election contest is not involved) or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Securities Exchange Act of 1934, as amended, and the rules thereunder (including such individual’s written consent to being named in the proxy statement as a nominee and to serving as a trustee (if elected)). In a case where the Trust is holding a meeting of shareholders, any such submission, in order to be considered for inclusion in the Trust’s proxy statement, should be submitted within a reasonable time before the Trust begins to print and mail its proxy statement. Any such submission must also be submitted by such date and contain such other information as may be specified in the Trust’s By-laws.

Evaluations of Effectiveness.

The Committee shall be responsible for overseeing an annual evaluation of the Board and its committee structure to determine whether the Board and its committee structure is functioning effectively. The Committee shall determine the nature of the evaluation, supervise the conduct of the evaluation and prepare an assessment of the performance of the Board and its committees, to be discussed with the Board.

Governance.

The Committee shall normally be comprised of three or more members of the Board as determined by the Board, each of whom shall not be an “Interested Person,” as defined in Section 2(a)(19) of the Investment Company Act of 1940, of the Trust, any adviser or subadviser to a Fund, or the Trust’s principal underwriter (an “Independent Trustee”).

The members of the Committee, who shall be appointed by the Board, shall serve until their successors are duly appointed and qualified. The Board may remove members of the Committee from such committee, with or without cause. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

The compensation of Committee members, if any, shall be as determined by the Board.

The Committee shall meet with such frequency as the members of the Committee shall from time to time determine to be appropriate. Meetings of the Committee shall be open to all members of the Board; however, no member of the Board other than a member of the Committee shall have the right to vote on any matter brought before the Committee. All actions by the Committee shall be taken by a majority of the members of the Committee, regardless of the number of members of the Committee actually present at such meeting. Any action permitted to be taken by the Committee may be taken by written action signed by at least a majority of the members of the Committee.

Approval of Charter.

The Committee shall, from time to time as it deems appropriate, review and reassess the adequacy of this Charter, including Annex A, and recommend any proposed changes to the Board for approval. This Charter and any amendments are subject to approval by the Board.

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ANNEX A

Statement of Policy on Criteria for Selecting Independent Trustees

The Committee expects that all candidates for the position of an Independent Trustee will have the following characteristics:

1.	The candidate may not be an “Interested Person” (within the meaning of the Investment Company Act of 1940) of the Trust, any adviser or subadviser to a Fund, or the Trust’s principal underwriter.

2.	The candidate should have a reputation for integrity, honesty and adherence to high ethical standards.

3.	The candidate should have a commitment to understand the Trust and the responsibilities of an Independent Trustee of an investment company and to regularly attend and participate in meetings of the Board and the committees of which the candidate would be a member.

4.	The candidate should not have a conflict of interest that would impair the candidate’s ability to represent the interests of all the shareholders and to fulfill the responsibilities of an Independent Trustee.

5.	The candidate should have the ability to serve a sufficient number of years before reaching the Trust’s mandatory retirement age for Independent Trustees.

Nominees shall not be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law.

For each candidate, the Committee will evaluate specific experience in light of the makeup of the then current Board.

The Committee may determine that a candidate who does not have the type or previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Committee finds that the candidate has additional qualifications such that his/her qualifications, taken as a whole, demonstrate the same level of fitness to serves as an Independent Trustee.

At least one Independent Trustee should be an “audit committee financial expert,” as such term is defined by the SEC.

Application of Criteria to Existing Independent Trustees.

The renomination of existing Independent Trustees should not be viewed as automatic, but should be based on continuing qualification under the criteria set forth above. In addition, the Committee shall consider the existing Independent Trustees’ performance on the Board and any committee thereof.

Adopted; _________________; rev’d November 20, 2014

C-3

Exhibit D

AUDIT COMMITTEE CHARTER

Burnham Investors Trust

Audit Committee Charter

I.	Purpose

The purpose of the Audit Committee (the “Committee”) is to assist with oversight by the Board of Trustees (the “Board”) of Burnham Investors Trust (the “Trust”) of:

•	the integrity of the Trust’s financial statements;

•	the Trust’s compliance with legal and regulatory requirements as they relate to the Trust’s financial statements or, to the extent action is required between Board meetings, generally with respect to the Trust;

•	the independent auditor’s qualifications and independence;

•	the Trust’s accounting policies, financial reporting and internal control system; and

•	the performance of the Trust’s independent auditors (also known as the “independent registered public accountants”).

In performing its duties, the Committee shall seek to maintain effective working relationships with the Board, management and the Trust’s independent auditors.

II.	Structure and Membership

The Committee shall normally be comprised of two or more members of the Board as determined by the Board, each of whom shall not be an “Interested Person,” as defined in Section 2(a)(19) of the Investment Company Act of 1940, of the Trust, any adviser or subadviser to a series of the Trust (a “Fund”), or the Trust’s principal underwriter. Each member of the Committee should also be free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee.

The members of the Committee, who shall be appointed by the Board upon the recommendation of the Trust’s Nominating Committee, shall serve until their successors are duly appointed and qualified. The Board may remove members of the Committee from the Committee, with or without cause. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

The compensation of Committee members, if any, shall be as determined by the Board. No member of the Committee may receive, directly or indirectly, any consulting, advisory or other compensatory fee from the Trust or the Funds, any adviser or subadviser to a Fund, the Funds’ principal underwriter, or the Trust’s independent public accountant, other than fees paid by the Funds to the member in his or her capacity as a member of the Board or a committee of the Board. Members of the Committee shall report to the Committee any actual or potential conflicts of interests between or among the member and the Trust, any Fund, any adviser or subadviser to a Fund, the Funds’ principal underwriter and/or the Trust’s independent public accountant of which they have direct knowledge.

D-1

III. Authority and Responsibilities

General

The function of the Committee is one of oversight. Management is responsible for the preparation, presentation, and integrity of the Trust’s financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Trust. The Committee engages the independent auditors who are responsible for auditing the Trust’s annual financial statements and, if so engaged, for reviewing the Trust’s unaudited interim financial statements.

The Committee shall discharge its responsibilities, and shall assess the information provided by management and the independent auditors, in accordance with its business judgment. The authority and responsibilities set forth in this Charter do not reflect or create any duty or obligation of the Committee to plan or conduct any audit, to determine or certify that the Trust’s financial statements are complete, accurate, fairly presented, or are in accordance with generally accepted accounting principles or applicable law, or to guarantee the independent auditors’ report on the Trust’s financial statements.

Oversight of Independent Auditors

1.	Selection. The Committee shall be directly responsible for appointing, evaluating, approving and recommending to the Board for ratification, the appointment, retention or termination of the independent auditors. As part of its selection and approval process, the Committee shall evaluate the independent auditors’ performance, costs, organizational capability and independence from management (although determination of the auditor’s independence is ultimately the responsibility of the independent public accounting firm). At least annually, the Committee will request from the independent auditors a formal written statement delineating relationships between the independent auditors and the Funds’ investment advisers and its affiliates consistent with current independence standards, will engage in dialogue with the auditors regarding any such relationships, will recommend that the Board take appropriate action in response to the auditors’ report to satisfy itself of the auditors’ independence, and will otherwise evaluate the auditors’ independence. The Committee shall review the resolution of any disagreements between the auditors and management regarding the Trust’s financial reporting. The Committee shall also request assurances from the independent auditors that the auditors are conforming with all provisions of applicable rules and regulations of the Securities and Exchange Commission with respect to their engagement by the Trust.

2.	Compensation. The Committee shall be directly responsible for setting the compensation of the independent auditors for audit and non-audit services. The Committee is empowered, without further action by the Board, to cause the Trust to pay the compensation of the independent auditors established by the Committee.

3.	Pre-approval of Services. The Committee shall pre-approve all audit, review, attest or non-audit services (other than de minimis non-audit services as defined by the Sarbanes-Oxley Act of 2002) to be provided to the Trust by the independent auditors. The Committee shall also pre-approve all non-audit services (other than de minimis non-audit services as defined by the Sarbanes-Oxley Act of 2002) to be provided by the Trust’s independent auditors to the investment adviser or subadviser to any Fund and any entity controlling, controlled by, or under common control with any investment adviser or subadviser that provides ongoing services to the Funds, if the engagement relates directly to the Funds’ operations and financial reporting. Any such pre-approval may be obtained in accordance with pre-approval policies from time-to-time adopted by the Committee. The Committee is authorized to delegate, to the extent permitted by law, pre-approval responsibilities to one or more members of the Committee who shall report to the Committee regarding approved services at the Committee’s next regularly scheduled meeting.

D-2

4.	Oversight. The Committee shall instruct the independent auditors that they shall report directly to the Committee, and the Committee shall be directly responsible for oversight of the work of the independent auditor, including resolution of disagreements between Trust management and the independent auditor regarding financial reporting. In connection with its oversight role, the Committee shall, from time to time as appropriate:

•	Receive and consider the required communications to be made by the independent auditors regarding:
-	critical accounting policies and practices;
-	alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with Trust management, including ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors; and
-	other material written communications between the independent auditors and Trust management including as may be required by Public Company Accounting Oversight Board (“PCAOB”).
•	Review with the independent auditors:
-	any audit problems or difficulties the independent auditors encountered in the course of the audit work and management’s response, including any restrictions on the scope of the independent auditors’ activities or on access to requested information and any significant disagreements with management;
-	major issues as to the adequacy of the Trust’s internal controls and any special audit steps adopted in light of material control deficiencies;
-	analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements and the independent auditors’ reasoning in accepting or questioning significant estimates by management;
-	any significant changes to the audit plan;
-	the independent auditors’ opinion with respect to the audited financial statements and the independent auditors’ report on internal controls and controls over the daily net asset valuation process (including valuation of securities and fair valuation processes);
-	the Trust’s audited financial statements, including any significant audit findings;
-	the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Trust; and
-	significant tax accounting policies adopted by a Fund and their effect on amounts distributed and reported to Fund shareholders for tax purposes and the Funds’ compliance with Subchapter M of the Internal Revenue Code of 1986.

D-3

5.	Independent Auditor Review of Interim Financial Statements. To the extent the independent auditor is so engaged, the Committee shall direct the independent auditor to use its best efforts to perform all reviews of interim financial statements prior to disclosure by the Trust of such statements and to discuss promptly with the Committee and the Trust’s Chief Financial Officer any matters identified in connection with the auditor’s review of interim financial statements which are required to be discussed by applicable auditing standards. The Committee shall direct management to advise the Committee in the event that the Trust proposes to distribute interim financial statements prior to completion of the independent auditors’ review of interim financial statements.

Other Oversight Responsibilities

1.	Oversight Over Internal Controls. The Committee shall coordinate the Board’s oversight of the Trust’s internal controls over financial reporting, the Trust’s disclosure controls and procedures and the Trust’s Sarbanes-Oxley code of business conduct and ethics. The Committee shall receive and review the reports of the Chief Executive Officer and Chief Financial Officer required by Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 (and the applicable rules thereunder).

2.	Tax Policies. The Committee shall inquire of management and the independent auditors as to significant tax accounting policies adopted by a Fund and their effect on amounts distributed and reported to shareholders for Federal tax purposes.

3.	Procedures for Complaints. The Committee shall implement the procedures attached hereto as Exhibit A, as may be changed from time to time, for the receipt, retention and treatment of complaints that a Fund receives regarding Fund accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by Trust officers or employees of the Trust’s service providers of concerns regarding questionable accounting or auditing matters related to the Funds.

4.	Review of Committee Charter. The Committee shall review and reassess the adequacy of this Charter from time to time and propose any changes to the Board.

5.	Additional Powers. The Committee shall have such other duties as may be delegated from time to time by the Board.

D-4

IV.	PROCEDURES AND ADMINISTRATION

1.	Meetings. The Committee shall meet as often as it deems necessary in order to perform its responsibilities. The Committee may also act by written consent in lieu of a meeting signed by a majority of its members with notification of such action promptly given to members whose written consent was not obtained. Generally, each regularly scheduled meeting should include an executive session of the Committee absent members of management and on such terms and conditions as the Committee may elect. As part of its job to foster open communication, the Committee may from time to time meet with senior members of management in separate executive sessions to discuss any matters that the Committee or senior members of management believe should be discussed privately. In addition, the Committee should meet at least twice annually with the independent auditors and management to discuss the annual audited financial statements. The Committee may meet at such other times with management to discuss the interim financial statements and the Trust’s semi-annual N-SAR and N-CSR. The Committee shall keep such records of its meetings as it shall deem appropriate.

2.	Subcommittees. The Committee may form and delegate authority to one or more subcommittees (including a subcommittee consisting of a single member), as it deems appropriate from time to time under the circumstances. Any decision of a subcommittee to pre-approve audit, review, attest or non-audit services shall be reported to the full Committee at its next scheduled meeting.

3.	Resources. The Committee shall have the resources and authority appropriate to carry out its responsibilities. The Committee is authorized, without further action by the Board, to engage such independent legal, accounting and other advisors as it deems necessary or appropriate to carry out its responsibilities. Such independent advisors may be the regular advisors to the Trust. The Committee is empowered, without further action by the Board, to cause the Trust to pay the compensation of such advisors as established by the Committee. The Committee is empowered, without further action by the Board, to cause the Trust to pay the ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

4.	Investigations. The Committee shall have the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate, including the authority to request any officer, employee or advisor of the Trust to meet with the Committee or any advisors engaged by the Committee.

V.	LIMITATION OF DUTIES AND RESPONSIBILITIES

While the Committee has the duties and responsibilities set forth in this Charter, the Committee is not responsible for planning or conducting the Trust’s audit or for determining whether the Trust’s financial statements are complete and accurate. The Committee is also not responsible for determining whether the Trust’s financial statements have been prepared in accordance with generally accepted accounting principles. The Committee may rely on the expertise and knowledge of management, the independent auditors, counsel, advisors and experts in carrying out its oversight responsibilities. Management is responsible for determining that the Trust’s financial statements are complete and accurate in accordance with generally accepted accounting principles and fairly represent the Trust’s financial condition. Subject to the Committee’s general oversight, management is responsible for the effectiveness of disclosure controls and procedures and internal controls and procedures for financial reporting. The independent auditors are responsible for auditing the Trust’s financial statements. It is not the Committee’s duty to assure the adequacy or effectiveness of the Trust’s internal controls or disclosure procedures or to assure compliance with investment restrictions and other rules and regulations or the Trust’s internal policies, procedures, and controls.

D-5

The Board shall from time to time determine whether any member of the Committee is an “Audit Committee Financial Expert” in accordance with rules implementing Section 407 of the Sarbanes-Oxley Act. Any Committee member who has been designated as an “Audit Committee Financial Expert” shall not, as a result of such designation, have any responsibilities, duties, obligations or liabilities supplemental to those such member already has undertaken as a member of the Committee. Likewise, the presence of a designated Audit Committee Financial Expert on the Committee does not otherwise affect the responsibilities, duties, obligations or liabilities of any other member of the Committee. Furthermore, the designation of any member as an Audit Committee Financial Expert shall not make such person an expert for any purpose, including without limitation under Section 11 of the Securities Act or under applicable fiduciary laws. The designation by the Board of any person as an Audit Committee Financial Expert is solely disclosure-based and made for purposes of complying with Section 407 of the Sarbanes-Oxley Act.

Amended: November 20, 2014

Amended and Restated: November 13, 2003

Amended: March 8, 2011

Amended; March 8, 2012

D-6

Exhibit A To Audit Committee Charter

Policy for Raising and Investigating Complaints or Concerns About Accounting or Auditing Matters

As contemplated by Section III of the Audit Committee Charter, the Committee has established the following procedures for the receipt, retention and treatment of complaints received by the Trust regarding accounting, internal accounting controls or auditing matters; and the confidential, anonymous submission by the Trust’s officers or employees of the Trust’s service providers of concerns regarding questionable accounting or auditing matters.

Policy Objectives

The objective of this policy is to provide a mechanism by which complaints and concerns regarding accounting, internal accounting controls or auditing matters may be raised and addressed without the fear or threat of retaliation.

The Trust desires and expects that its employees, trustees, officers, advisers, subadvisers, service providers, shareholders and creditors, and others doing business with it, will report any complaints or concerns they may have regarding accounting, internal accounting controls or auditing matters.

Procedures for Raising Complaints and Concerns

Persons with complaints regarding accounting, internal accounting controls or auditing matters or concerns regarding questionable accounting or auditing matters may submit such complaints or concerns to the attention of the Trust’s Chief Executive Officer (“CEO”), Chief Financial Officer (“CFO”), Chief Compliance Officer (“CCO”) or Chief Legal Officer using any of the following procedures:

•	By sending a letter or other writing to the Trust’s principal executive offices;
•	By telephone, using a toll-free telephone number; or
•	By e-mail.

Complaints and concerns may be made anonymously to any of the above individuals. In addition any complaints or concerns may also be communicated anonymously, directly to any member of the Audit Committee.

Procedures for Investigating and Resolving Complaints and Concerns

All complaints and concerns received will be forwarded to the Audit Committee of the Board of Trustees, unless they are determined to be without merit by the CEO, CFO and CCO of the Trust. In any event, a record of all complaints and concerns received will be provided to the Audit Committee by the CCO each fiscal quarter.

The Audit Committee will evaluate any complaints or concerns received (including those reported to the committee on a quarterly basis and which the CEO, CFO and CCO have previously determined to be without merit). If the Audit Committee requires additional information to evaluate any complaint or concern, it may conduct an investigation, including interviews of persons believed to have relevant information. The Audit Committee may, in its discretion, assume responsibility for directing or conducting any investigation or may delegate such responsibility to another person or entity.

After its evaluation of the complaint or concern, the Audit Committee will authorize such follow-up actions, if any, as deemed necessary and appropriate to address the substance of the complaint or concern. The Trust reserves the right to take whatever action it believes appropriate, up to an including discharge of any employee deemed to have engaged in improper conduct.

D-7

Regardless of whether a complaint or concern is submitted anonymously, the Trust will strive to keep all complaints and concerns and the identity of those who submit them and participate in any investigation as confidential as possible, limiting disclosure to those with a business need to know.

The Trust will not penalize or retaliate against any person or entity for reporting a complaint or concern, unless it is determined that the complaint or concern was made with knowledge that it was false. The Trust will not tolerate retaliation against any person or entity for submitting, or for cooperating in the investigation of, a complaint or concern). Moreover, any such retaliation is unlawful and may result in criminal action. Any retaliation will warrant disciplinary action against the offending party, up to and including termination of employment.

The Trust shall retain records of all complaints and concerns received, and the disposition thereof, for five years.

D-8

THREE EASY WAYS TO VOTE YOUR PROXY.

To vote by Telephone

1) Read the proxy statement and have this proxy card at hand.
2) Call 1-800-761-6523.
3) Follow the recorded instructions.
4) To revoke or change vote, call again and follow the recorded instructions.

To vote by Internet
1) Read the proxy statement and have this proxy card at hand.
2) Go to website https://[WEBSITE]
3) Follow the on-screen instructions.
4) To revoke or change vote, log in again and follow the on-screen instructions.	To vote by Mail 1) Read the proxy statement. 2) Check the appropriate box on the reverse side. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.

IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

PROXY

RMB Fund (formerly Burnham Fund)

(A Series of RMB Investors Trust (formerly Burnham Investors Trust)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

SPECIAL MEETING OF SHAREHOLDERS

[SEPTEMBER 15, 2016]

This Proxy is solicited on behalf of the Board of Trustees of the RMB Investors Trust (formerly Burnham Investors Trust) (the “Trust”) for the Special Meeting of Shareholders (the “Shareholder Meeting”) and related to the proposal with respect to the Trust’s RMB Fund (formerly Burnham Fund) (the “Fund”). The undersigned hereby appoints Walter H. Clark and Krista Rivers, and each of them, proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund which the undersigned is entitled to vote at the Shareholder Meeting to be held at [1:00 PM] (Central time), on [September 15, 2016], at 115 LaSalle Street, 34th Floor, Chicago, IL 60603, and any adjournment(s) or postponement(s) thereof. In their discretion, the proxies, and each of them, also are authorized to vote upon any other business that may properly come before the Shareholder Meeting or any adjournment(s) or postponement(s) thereof.

YOUR VOTE IS IMPORTANT. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INSTRUCTED. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE “FOR” THE PROPOSAL RELATING TO THE FUND WITH DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SHAREHOLDER MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT, DATED [DATE], 2016, AND HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN.

Date ________, ______________

Signature (s) (if held jointly)

Please sign exactly as name(s) appears above. If shares are held in the name of joint owners, each should sign. If signing as an attorney-in-fact, executor, administrator, trustee, guardian or some other representative capacity you should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by an authorized person.

PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. PLEASE SIGN,
DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE IF YOU ARE NOT
VOTING BY TELEPHONE OR INTERNET.

Proposal 1: To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and RMB Capital Management, LLC:

FOR	AGAINST	ABSTAIN
☐	☐	☐

Proposal 3: To elect Peter Borish and Robert Sabelhaus to the Trust’s Board of Trustees:

	FOR	AGAINST	ABSTAIN
Peter Borish	☐	☐	☐
Robert Sabelhaus	☐	☐	☐

Important Notice Regarding Availability of Proxy Materials for the Special Shareholder Meeting to be held on [September 15, 2016]. The Proxy Statement for this meeting is available on the Internet at [].

THREE EASY WAYS TO VOTE YOUR PROXY.

To vote by Telephone

1) Read the proxy statement and have this proxy card at hand.
2) Call 1-800-761-6523.
3) Follow the recorded instructions.
4) To revoke or change vote, call again and follow the recorded instructions.

To vote by Internet
1) Read the proxy statement and have this proxy card at hand.
2) Go to website https://[WEBSITE]
3) Follow the on-screen instructions.
4) To revoke or change vote, log in again and follow the on-screen instructions.	To vote by Mail 1) Read the proxy statement. 2) Check the appropriate box on the reverse side. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.

IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

PROXY

RMB Mendon Financial Long/Short Fund (formerly, Burnham Financial Long/Short Fund)

(A Series of RMB Investors Trust (formerly, Burnham Investors Trust))

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

SPECIAL MEETING OF SHAREHOLDERS

[SEPTEMBER 15, 2016]

This Proxy is solicited on behalf of the Board of Trustees of the RMB Investors Trust (formerly Burnham Investors Trust) (the “Trust”) for the Special Meeting of Shareholders (the “Shareholder Meeting”) and related to the proposal with respect to the Trust’s RMB Mendon Financial Long/Short Fund (the “Fund”). The undersigned hereby appoints Walter H. Clark and Krista Rivers, and each of them, proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund which the undersigned is entitled to vote at the Shareholder Meeting to be held at [1:00 PM] (Central time), on [September 15, 2016], at 115 LaSalle Street, 34th Floor, Chicago, IL 60603, and any adjournment(s) or postponement(s) thereof. In their discretion, the proxies, and each of them, also are authorized to vote upon any other business that may properly come before the Shareholder Meeting or any adjournment(s) or postponement(s) thereof.

YOUR VOTE IS IMPORTANT. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INSTRUCTED. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE “FOR” THE PROPOSAL RELATING TO THE FUND WITH DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SHAREHOLDER MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT, DATED [DATE], 2016, AND HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN.

Date ________, ______________

Signature (s) (if held jointly)

Please sign exactly as name(s) appears above. If shares are held in the name of joint owners, each should sign. If signing as an attorney-in-fact, executor, administrator, trustee, guardian or some other representative capacity you should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by an authorized person.

PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. PLEASE SIGN, DATE AND
RETURN PROMPTLY IN THE ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY
TELEPHONE OR INTERNET.

Proposal 1: To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and RMB Capital Management, LLC (“RMB”):

FOR	AGAINST	ABSTAIN
☐	☐	☐

Proposal 2: To approve a new sub-advisory agreement between RMB and Mendon Capital Advisors Corp. with respect to the Fund:

FOR	AGAINST	ABSTAIN
☐	☐	☐

Proposal 3: To elect Peter Borish and Robert Sabelhaus to the Trust’s Board of Trustees.

	FOR	AGAINST	ABSTAIN
Peter Borish	☐	☐	☐
Robert Sabelhaus	☐	☐	☐

Important Notice Regarding Availability of Proxy Materials for the Special Shareholder Meeting to be held on [September 15, 2016]. The Proxy Statement for this meeting is available on the Internet at [].

THREE EASY WAYS TO VOTE YOUR PROXY.

To vote by Telephone

1) Read the proxy statement and have this proxy card at hand.
2) Call 1-800-761-6523.
3) Follow the recorded instructions.
4) To revoke or change vote, call again and follow the recorded instructions.

To vote by Internet
1) Read the proxy statement and have this proxy card at hand.
2) Go to website https://[WEBSITE]
3) Follow the on-screen instructions.
4) To revoke or change vote, log in again and follow the on-screen instructions.	To vote by Mail 1) Read the proxy statement. 2) Check the appropriate box on the reverse side. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.

IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

PROXY

RMB Mendon Financial Services Fund(formerly, Burnham Financial Services Fund)

(A Series of RMB Investors Trust (formerly, Burnham Investors Trust))

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

SPECIAL MEETING OF SHAREHOLDERS

[SEPTEMBER 15, 2016]

This Proxy is solicited on behalf of the Board of Trustees of the RMB Investors Trust (formerly Burnham Investors Trust) (the “Trust”) for the Special Meeting of Shareholders (the “Shareholder Meeting”) and related to the proposals with respect to the Trust’s RMB Mendon Financial Services Fund (the “Fund”). The undersigned hereby appoints Walter H. Clark and Krista Rivers, and each of them, proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund which the undersigned is entitled to vote at the Shareholder Meeting to be held at [1:00 PM] (Central time), on [September 15, 2016], at 115 LaSalle Street, 34th Floor, Chicago, IL 60603, and any adjournment(s) or postponement(s) thereof. In their discretion, the proxies, and each of them, also are authorized to vote upon any other business that may properly come before the Shareholder Meeting or any adjournment(s) or postponement(s) thereof.

YOUR VOTE IS IMPORTANT. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INSTRUCTED. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE “FOR” THE PROPOSALS RELATING TO THE FUND WITH DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SHAREHOLDER MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT, DATED [DATE], 2016, AND HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN.

Date ________, ______________

Signature (s) (if held jointly)

Please sign exactly as name(s) appears above. If shares are held in the name of joint owners, each should sign. If signing as an attorney-in-fact, executor, administrator, trustee, guardian or some other representative capacity you should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by an authorized person.

PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. PLEASE SIGN, DATE AND
RETURN PROMPTLY IN THE ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY
TELEPHONE OR INTERNET.

Proposal 1: To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and RMB Capital Management, LLC (“RMB”):

FOR	AGAINST	ABSTAIN
☐	☐	☐

Proposal 2: To approve a new sub-advisory agreement between RMB and Mendon Capital Advisors Corp. with respect to the Fund:

FOR	AGAINST	ABSTAIN
☐	☐	☐

Proposal 3: To elect Peter Borish and Robert Sabelhaus to the Trust’s Board of Trustees.

	FOR	AGAINST	ABSTAIN
Peter Borish	☐	☐	☐
Robert Sabelhaus	☐	☐	☐

Important Notice Regarding Availability of Proxy Materials for the Special Shareholder Meeting to be held on [September 15, 2016]. The Proxy Statement for this meeting is available on the Internet at [].